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                       RECEIVABLES PURCHASE AGREEMENT

                          Dated as of March 2, 1994


       ABF Freight System, Inc. a Delaware corporation (the "Seller"), Renaissance Asset Funding Corp., a Delaware corporation (the "Issuer"), and Societe Generale, a French banking corporation acting through its United States branches or agencies, as agent (the "Agent") for the Investors, agree as follows:

       PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. References in the Exhibits to "the Agreement" refer to this Agreement, as amended, modified or supplemented from time to time.

       The Seller has Receivables in which it is prepared to sell undivided fractional ownership interests (referred to herein as Receivable Interests"). The Issuer is prepared to purchase such Receivable Interests on the terms set forth herein. Accordingly, the parties agree as follows:

                                  ARTICLE I

                     AMOUNTS AND TERMS OF THE PURCHASES

       SECTION 1.01. Purchase Facility. (a) On the terms and conditions hereinafter set forth, the Issuer may, in its sole discretion, purchase Receivable Interests from the Seller from time to time during the period from the date hereof to the Facility Termination Date. Under no circumstances shall the Issuer make any such purchase if after giving effect to such purchase the aggregate outstanding Capital of Receivable Interests, together with the aggregate outstanding "Capital" of "Receivable Interests" under the Alternate Receivables Purchase Agreement, would exceed the Purchase Limit.

       (b) The Seller may, upon at least five Business Days' notice to the Agent, from time to time, reduce in part the unused portion of the Purchase
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Limit;  provided  that each partial reduction shall be in the  amount  of  at least $1,000,000 or an integral multiple thereof.

       (c) The Agent, on behalf of the Investors which own Receivable Interests, may have the proceeds of Collections attributable to such Receivable Interests automatically reinvested pursuant to Section 1.04 in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Receivable Interest until the Agent gives the Seller the notice provided in Section 2(b)(iv) of Exhibit II to this Agreement.

       SECTION 1.02. Making Purchases. (a) Each purchase shall be made on at least three Business Days' notice from the Seller to the Agent. Each such notice of a purchase shall specify (i) the amount requested to be paid to the Seller (such amount, which shall not be less than $1,000,000, being referred to herein as the initial "Capital" of the Receivable Interest then being purchased), (ii) the date of such purchase (which shall be a Business Day), and (iii) the desired duration of the initial Fixed Period for such Receiv able Interest. The Agent shall promptly thereafter notify the Seller whether the Issuer has determined to make a purchase and, if so, whether all of the terms specified by the Seller are acceptable to the Issuer.

       (b) Prior to 12:00 noon New York City time on the date of each such purchase of a Receivable Interest, the Issuer shall, upon satisfaction of the applicable conditions set forth in Exhibit II hereto, make available to the Seller in same day funds, at First National Bank of Fort Smith for the account of ABF Freight System, Inc., an amount equal to the initial Capital of such Receivable Interest.

       (c)   Effective on the date of each purchase pursuant to this  Section
1.02 and each reinvestment pursuant to Section 1.04, the Seller hereby sells and assigns to the Agent, for the benefit of the Investors, an undivided percentage ownership interest, to the extent of the Receivable Interest then being purchased, in each Pool Receivable then existing and in the Related Security and Collections with respect thereto.

        SECTION  1.03.   Receivable  Interest  Computation.  Each  Receivable
Interest  shall  be  initially computed on its date of purchase.   Thereafter
until the Termination Date for such Receivable Interest, such Receivable Interest shall be automatically recomputed (or deemed to be recomputed) on each day other than a Liquidation Day. Any Receivable Interest, as computed
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(or  deemed  recomputed) as of the day immediately preceding the  Termination
Date  for  such Receivable Interest, shall thereafter remain constant.   Such
Receivable Interest shall become zero when Capital thereof and Yield thereon shall have been paid in full, all the amounts owed by the Seller hereunder to the Investors or the Agent are paid in full and the Collection Agent shall have received the accrued Collection Agent Fee thereon.

       SECTION 1.04. Settlement Procedures. (a) Collection of the Pool Receivables shall be administered by a Collection Agent, in accordance with the terms of this Agreement and the Collection Agent Agreement. The Seller shall provide to the Collection Agent (if other than the Seller) on a timely basis all information needed for such administration, including notice of the occurrence of any Liquidation Day and current computations of each Receivable Interest.

       (b) The Collection Agent shall, on each day on which Collections of Pool Receivables are received by it with respect to any Receivable Interest:

                 (i) set aside and hold in trust (and, at the request of the Agent, segregate) for the Investors, out of the percentage of such Collections represented by such Receivable Interest, an amount equal to the Yield and Collection Agent Fee accrued through such day for such Receivable Interest and not previously set aside;

                    (ii) if such day is not a Liquidation Day, reinvest with the Seller, on behalf of the Investors, the remainder of such percentage of Collections, to the extent representing a return of Capital, by recomputation of such Receivable Interest pursuant to
          Section 1.03;

                    (iii) if such day is a Liquidation Day, set aside and hold in trust (and, at the request of the Agent, segregate) for the Investors the entire remainder of such percentage of Collections; provided that if amounts are set aside and held in trust on any Liquidation Day and thereafter during such Settlement Period, the conditions set forth in Paragraph 2 of Exhibit II are satisfied or are waived by the Agent, such previously set aside amounts shall, to the extent representing a return of Capital, be reinvested in accordance with the preceding paragraph (ii) on the day of such subsequent satisfaction or waiver of conditions; and
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                 (iv)   during  such  times as amounts  are  required  to  be
          reinvested in accordance with the foregoing paragraph (ii) or the proviso to paragraph (iii), release to the Seller for its own account any Collections in excess of such amounts and the amounts that are required to be set aside pursuant to paragraph (i) above.

       (c) The Collection Agent shall deposit into the Investor Account, on the last day of each Settlement Period for a Receivable Interest, Collections held for the Investors that relate to such Receivable Interest pursuant to
Section 1.04(b).

       (d) Upon receipt of funds deposited into the Investor Account, the Agent shall distribute them as follows:

                 (i) if such distribution occurs on a day that is not a Liquidation Day, first to the Investors in payment in full of all accrued Yield and then to the Collection Agent in payment in full of all accrued Collection Agent Fee.

                     (ii) if such distribution occurs on a Liquidation Day, first to the Investors in payment in full of all accrued Yield, second to the Investors in reduction to zero of all Capital, third to the Investors or the Agent in payment of any other amounts owed by the Seller hereunder, and fourth to the Collection Agent in payment in full of all accrued Collection Agent Fee.

       After the Capital and Yield and Collection Agent Fee with respect to a Receivable Interest, and any other amounts payable by the Seller to the Investors or the Agent hereunder, have been paid in full, all additional Collections with respect to such Receivable Interest shall be paid to the Seller for its own account.

      (e)  For the purposes of this Section 1.04:

                 (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective,
          rejected,  returned,  repossessed  or  foreclosed  merchandise   or
          services, or any cash discount or other adjustment made by the Seller, or any setoff or dispute between the Seller and an Obligor (including but not limited to any reduction or setoff attributed to
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          Receivables  generated  through  a shipment  routing  involving  an interline carrier), the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment;

                     (ii) if on any day any of the representations or warranties in paragraph (h) of Exhibit III is no longer true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full;

                   (iii)  except as provided in paragraph (i) or (ii) of this
          Section 1.04(e), or as otherwise required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivables shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates its payment for application to specific Receivables; and

                 (iv) if and to the extent the Agent or the Investors shall be required for any reason to pay over to an Obligor any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, the Agent or the Investors, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

      SECTION 1.05. Fees. The Seller shall pay to the Agent certain fees in the amounts and on the dates set forth in a separate fee agreement of even date between the Seller and the Agent.

       SECTION 1.06. Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller or the Collection Agent hereunder or under the Collection Agent Agreement shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due in same day funds to the Investor Account.

       (b) The Seller shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Seller (whether as Collection Agent
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or  otherwise) when due hereunder, at an interest rate per annum equal to  2%
per annum above the Alternate Base Rate, payable on demand.

       (c) All computations of interest under subsection (b) above and all computations of Yield, fees, and other amounts hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

       SECTION 1.07. Dividing or Combining Receivable Interests. Either the Seller, on notice to the Agent received at least three Business Days prior to the last day of any Fixed Period, or the Agent, on notice to the Seller on or prior to the last day of any Fixed Period, may either (i) divide any Receivable Interest into two or more Receivable Interests having aggregate Capital equal to the Capital of such divided Receivable Interest, or (ii) com bine any two or more Receivable Interests originating on such last day or having Fixed Periods ending on such last day into a single Receivable Interest having Capital equal to the aggregate of the Capital of such Receivable Interests.

       SECTION 1.08. Increased Costs. (a) If Societe Generale, the Agent, an Investor, any entity which enters into a commitment to purchase Receivable Interests or interests therein, or any of their respective Affiliates (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Pool Receivables or interests therein related to this Agreement or to the funding thereof or any related
liquidity  facility   or  credit enhancement facility (or  any  participation
therein) and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any
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of  such  commitments.   A certificate as to such amounts  submitted  to  the
Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

         (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 1.09) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to an Investor of agreeing to purchase or purchasing, or maintaining the ownership of Receivable Interests in respect of which Yield is computed by reference to the Eurodollar Rate, then, upon demand by such Investor (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Investor (as a third-party beneficiary), from time to time as specified, additional amounts sufficient to compensate such Investor for such increased costs. A certificate as to such amounts submitted to the Seller and the Agent by such Investor shall be conclusive and binding for all purposes, absent manifest error.

       SECTION 1.09. Additional Yield on Receivable Interests Bearing a Eurodollar Rate. The Seller shall pay to each Investor, so long as such Investor shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Yield on the unpaid Capital of each Receivable Interest of such Investor during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Investor for such Fixed Period, payable on each date on which Yield is payable on such Receivable Interest. Such additional Yield shall be determined by such Investor and notified to the Seller through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. A certificate as to such additional Yield submitted to the Seller and the Agent by such Investor shall be conclusive and binding for all purposes, absent manifest error.

       SECTION 1.10. Requirements of Law. In the event that any requirement of law or any change therein or in the interpretation or application thereof
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by  the  relevant governmental authority to an Investor after the date hereof or compliance by an Investor with any request or directive (whether or not having the force of law) from any central bank or other governmental authority:

         (i) does or shall subject such Investor to any tax of any kind whatsoever with respect to this Agreement, any increase in the amount of Receivable Interests owned by such Investor, or change the basis of taxation of payments to such Investor on account of Collections, Yield or any other amounts payable hereunder (excluding taxes imposed on the income of such Investor, and franchise taxes imposed on such Investor, by the jurisdiction under the laws of which such Investor is organized or a political subdivision thereof);

             (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Investor which are not otherwise included in the determination of the Eurodollar Rate or the Alternate Base Rate hereunder; or

           (iii)  does or shall impose on such Investor any other condition;

and the result of any of the foregoing is to increase the cost to such Investor of maintaining a Receivable Interest funded by reference to the Eurodollar Rate or the Alternate Base Rate or to reduce any amount receivable hereunder funded by reference to the Eurodollar Rate or the Alternate Base Rate, then, in any such case, the Seller shall pay such Investor, upon its demand, any additional amounts necessary to compensate such Investor for such additional cost or reduced amount receivable with regard to such Investor's Receivable Interest funded by reference to the Eurodollar Rate or the Alternate Base Rate. All such amounts shall be payable as incurred. A certificate from such Investor or the Agent, as the case may be, to the Seller certifying, in reasonably specific detail, the basis for, calculation of, and amount of such additional costs shall be conclusive in the absence of manifest error.

       SECTION 1.11. Inability to Determine Eurodollar Rate. In the event that the Agent shall have determined prior to the first day of any Fixed Period (which determination shall be conclusive and binding upon the parties
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hereto) by reason of circumstances affecting the interbank Eurodollar market, either (a) dollar deposits in the relevant amounts and for the relevant Fixed Period are not available, (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Fixed Period or (c) the Eurodollar Rate determined pursuant hereto does not accurately reflect the cost to the Investors (as conclusively determined by the Agent) of maintaining Receivable Interests during such Fixed Period, the Agent shall promptly give telephonic notice of such determination, confirmed in writing, to the Seller prior to the first day of such Fixed Period. If such notice is given, the Assignee Rate applicable to the relevant Receivable Interest shall be determined without reference to the Eurodollar Rate.

                                 ARTICLE II

                 REPRESENTATIONS AND WARRANTIES; COVENANTS;
                            EVENTS OF TERMINATION

       SECTION 2.01. Representations and Warranties; Covenants. The Seller hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Exhibits III and IV, respectively, hereto.

       SECTION 2.02. Events of Termination. If any of the Events of Termination set forth in Exhibit V hereto shall occur and be continuing, the Agent may, by notice to the Seller, take either or both of the following actions: (x) declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred), and (y) without limiting any right under the Collection Agent Agreement to replace the Collection Agent, designate another Person to succeed the Seller as the Collection Agent; provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in subsection (g) of Exhibit V, the Facility Termination Date shall occur. Upon any such declaration or designation or upon any such automatic termination, the Investors and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

                                 ARTICLE III

                               INDEMNIFICATION

       SECTION 3.01. Indemnities by the Seller. Without limiting any other rights that the Agent or the Investors or any of their respective Affiliates or agents (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party,
(b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof, arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract. Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

                 (i) the creation of an undivided percentage ownership interest in any Receivable which purports to be part of the Net Receivables Pool Balance but which is not at the date of the creation of such interest an Eligible Receivable or which thereafter ceases to be an Eligible Receivable;

                     (ii) reliance on any representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement which shall have been incorrect in any material respect when made;

                    (iii)   the  failure  by the Seller to  comply  with  any
          applicable  law,  rule  or  regulation with  respect  to  any  Pool
          Receivable  or  the related Contract; or the failure  of  any  Pool
          Receivable or the related Contract to conform to any such applicable law, rule or regulation;

                    (iv) the failure to vest in the Investors a perfected undivided percentage ownership interest, to the extent of each Receivable Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim;

                     (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time;

                    (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms, or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Collection Agent);

                   (vii) any failure of the Seller, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions hereof or of the Collection Agent Agreement or to perform its duties or obligations under the Contracts;

                 (viii) any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

                    (ix) the commingling of Collections of Pool Receivables at any time with other funds;

                  (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable, Related Security or Contract;

                (xi)   any theft of payments with respect to Pool Receivables
          resulting   from   the  Seller's  established  payment   remittance
          procedures;

                 (xii)   any  failure  of  payments  with  respect  to   Pool
          Receivables to be deposited into the Collection Account within three Business Days after receipt by the Seller; or

               (xiii) any claim relating to a Receivable which is generated through a shipment routing involving an interline carrier.

                                 ARTICLE IV

                                MISCELLANEOUS

      SECTION 4.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by the Seller therefrom shall be effective unless in a writing signed by the Agent, as agent for the Investors, and, in the case of any amendment, by the Seller, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Investors or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No material amendment of this Agreement shall be effective unless a written statement is obtained from Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. and Standard & Poor's Corporation that the rating of the Issuer's commercial paper notes will not be downgraded or withdrawn solely as a result of such amendment.

       SECTION 4.02. Notices, Etc. (a) All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and faxed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

       (b) The Agent shall furnish Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. and Standard & Poor's Corporation with notice of the occurrence of a Liquidation Day, notice of waiver of the conditions set forth in Paragraph 2 of Exhibit II, notice of the occurrence of any Event of Termination under this Agreement, notice of any waiver of an Event of Termination under this Agreement, notice of any assignment pursuant to
Section 4.03 of this Agreement and notice of an extension of the Facility Termination Date pursuant to Section 4.09 of this Agreement.

       SECTION 4.03. Assignability. (a) This Agreement and the Investors' rights and obligations herein (including ownership of each Receivable Interest) shall be assignable by the Investors and their successors and assigns. Each assignor of a Receivable Interest or any interest therein shall notify the Agent and the Seller of any such assignment. Each assignor of a Receivable Interest may, in connection with the assignment or participation, disclose to the assignee or participant any information, relating to the Seller or the Receivables, furnished to such assignor by or on behalf of the Seller or by the Agent.

      (b) This Agreement and the rights and obligations of the Agent herein shall be assignable by the Agent and its successors and assigns.

       (c) The Seller may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agent.

       (d) Without limiting any other rights that may be available under applicable law, the rights of the Investors may be enforced through them or by their agents.

       SECTION 4.04. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 3.01 hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Receivables) of this Agreement, any asset purchase agreement or similar agreement relating to the sale or transfer of interests in Receivable Interests and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, the Issuer and their respective agents with respect thereto and with respect to advising the Agent, the Issuer and their respective agents as to their rights and remedies under this Agreement, and all costs and expenses, if any (including reasonable counsel fees and ex penses), of the Agent, the Investors and their respective agents, in connection with the enforcement of this Agreement and the other documents and agreements to be delivered hereunder.

       (b) In addition, the Seller shall pay (i) any and all commissions of placement agents and commercial paper dealers in respect of commercial paper notes issued to fund the purchase or maintenance of any Receivable Interest,
(ii) any and all costs and expenses of any issuing and paying agent or other Person responsible for the administration of the Issuer's commercial paper program in connection with the preparation, completion, issuance, delivery or payment of commercial paper notes issued to fund the purchase or maintenance of any Receivable Interest, and (iii) any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

       (c) The Seller also shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by the Issuer or any stockholder or agent of the Issuer ("Other Costs"), including the cost of administering the operations of the Issuer, the cost of auditing the Issuer's books by certified public accountants, the cost of rating the Issuer's commercial paper by independent financial rating agencies, the taxes (excluding income taxes) resulting from the Issuer's operations, and the reasonable fees and out-of-pocket expenses of counsel for any stockholder or agent of the Issuer with respect to advising as to rights and remedies under this Agreement, the enforcement of this Agreement or advising as to matters relating to the Issuer's operations; provided that the Seller and any other Persons who from time to time sell receivables or interests therein to the Issuer ("Other Sellers") each shall be liable for such Other Costs ratably in accordance with the usage under their respective facilities; and provided further that if such Other Costs are attributable to the Seller and not attributable to any Other Seller, the Seller shall be solely liable for such Other Costs.

       SECTION 4.05. No Proceedings. Each of the Seller, the Agent, each Investor, each assignee of a Receivable Interest or any interest therein and each entity which enters into a commitment to purchase Receivable Interests or interests therein hereby agrees that it will not institute against, or join any other person in instituting against, the Issuer any proceeding of the type referred to in paragraph (g) of Exhibit V so long as any commercial paper issued by the Issuer shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper shall have been outstanding.

      SECTION 4.06. Confidentiality. Unless otherwise required by applicable law, the Seller, the Agent and the Investors agree to maintain the confidentiality of this Agreement (and all drafts thereof) in communications with third parties and otherwise; provided that this Agreement (a) may be disclosed to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the parties hereto, (b) may be disclosed to the parties' legal counsel and auditors if they agree to hold it confidential and (c) may be filed with the Securities and Exchange Commission as an Exhibit to the Parent's annual report on Form 10-K.

       SECTION 4.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the state of New York (without giving effect to the conflict of laws principles thereof), except to the extent that the perfection of the interests of the investors in the receivables or remedies hereunder, in respect thereof, are governed by the laws of a jurisdiction other than the state of New York.

       SECTION 4.08. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

       SECTION 4.09.  Termination.  The then current date set forth in clause
(a) of the definition of Facility Termination Date may be extended for additional one year periods upon 30 days prior written notice from the Seller to the Agent. The provisions of Sections 1.08, 1.09, 1.10, 3.01, 4.04, 4.05 and 4.06 shall survive any termination of this Agreement.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

   SELLER:        ABF FREIGHT SYSTEM, INC.



               By:   _______________________________
                  Name:
                  Title:

               1000 South 21st Street
               Fort Smith, Arkansas  72901
               Attention:  General Counsel
               Tel. No. (501) 785-6130
               Facsimile No. (501) 785-6124

   ISSUER:        RENAISSANCE ASSET FUNDING CORP.


               By:  ______________________________
                  Name:
                  Title:

               c/o Merrill Lynch Money Markets Inc.
               Merrill Lynch World Headquarters
               World Financial Center--South Tower
               225 Liberty Street, 8th Floor
               New York, New York  10080-6108
               Attention:  Gary Carlin
               Tel. No. (212) 236-7200
               Facsimile No. (212) 236-7584

   AGENT:         SOCIETE GENERALE


               By:   ________________________________
                  Name:
                  Title:



               By:   ________________________________
                  Name:
                  Title:

               181 West Madison Street, Suite 3400
               Chicago, IL  60602
               Attention:  Migdalia Lagoa
               Tel. No. (312) 578-5058
               Facsimile No. (312) 578-5099

                                  EXHIBIT I

                                 DEFINITIONS


       As used in the Agreement (including its Exhibits), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

       "Adverse Claim" means a lien, security interest or other charge or encumbrance, or any other type of preferential arrangement.

      "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person.

       "Affiliated Obligor" means any Obligor that is an Affiliate of another Obligor.

       "Aged Receivable Ratio" means, on any date, the average of the ratios (expressed as a percentage) computed, as of the last day of each of the three calendar months ended immediately preceding such date or, if such date is the last day of a calendar month, the three calendar months ended on such last day, by dividing (i) the aggregate Outstanding Balance of all Pool Receivables that were Defaulted Receivables on each such day or that would have been Defaulted Receivables on each such day had they not been written off the books of the Seller during each such month, reduced by the Outstanding Balance of all such Pool Receivables that were Defaulted Receivables on each such day and that remain unpaid for 121 or more days from the original billing date for such payment, but that have not yet been written off the Seller's books as uncollectible by (ii) the "Total Revenue" as defined in the Seller's Monthly Revenue Adjustment Report for the one month period ending three calendar months prior to the date of the computation for each such calendar month.

       "Alternate Base Rate" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

                 (a) the rate of interest announced publicly by Societe Generale in New York from time to time as its prime rate; and

                (b)  1% per annum above the Federal Funds Rate.

        "Alternate Receivables Purchase Agreement" means the Alternate Receivables Purchase Agreement, dated as of the date hereof, among the Seller, Societe Generale and certain other banks, and the Agent, as the same may, from time to time, be amended, modified or supplemented.

       "Assignee Rate" for any Fixed Period for any Receivable Interest means an interest rate per annum equal to 1 1/2% per annum above the Eurodollar Rate for such Fixed Period; provided, however, that in the case of

                (i) any Fixed Period on or prior to the first day of which an Investor shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Investor to fund such Receivable Interest at the Assignee Rate set forth above (and such Investor shall not have subsequently notified the Agent that such circumstances no longer exist),

                    (ii) any Fixed Period of one to (and including) 29 days,

                    (iii) any Fixed Period as to which the Agent does not receive notice, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Fixed Period, that the related Receivable Interest will not be funded by issuance of commercial paper, or

                    (iv) any Fixed Period for a Receivable Interest the Capital of which allocated to the Investors is less than $500,000,

the "Assignee Rate" for each such Fixed Period shall be an interest rate per annum equal to the Alternate Base Rate in effect on the first day of such Fixed Period; provided, further, however, that in the case of any Fixed Period during which an Event of Termination shall exist, the "Assignee Rate" for such Fixed Period shall be an interest rate per annum equal to 2% per annum above the Alternate Base Rate in effect on the first day of such Fixed Period.

       "Average Maturity" means at any time that period of days equal to the calendar days outstanding of the Pool Receivables calculated by the Collection Agent in the then most recent Seller Report; provided if the Agent shall disagree with any such calculation, the Agent may recalculate such Average Maturity.

       "Business Day" means any day on which (i) banks are not authorized or required to close in New York City and (ii) if this definition of "Business Day" is utilized in connection with the Eurodollar Rate, dealings are carried out in the London interbank market.

       "Capital" of any Receivable Interest means the original amount paid to the Seller for such Receivable Interest at the time of its purchase by the Issuer pursuant to the Agreement, or such amount divided or combined in accordance with Section 1.07, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section
1.04(d); provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

       "Collection Account" means the account (account number 1002155) maintained at First National Bank of Fort Smith into which will be deposited Collections of Pool Receivables.

      "Collection Account Agreement" means an agreement, in substantially the form of Annex B, between the Seller and First National Bank of Fort Smith.

       "Collection Agent" means at any time the Person then authorized pursuant to the Collection Agent Agreement to administer and collect Pool Receivables.

       "Collection Agent Agreement" means an agreement between the Seller and the Agent (and, if the Seller does not act as Collection Agent, consented to by the Collection Agent), in form and substance satisfactory to them, governing the appointment and responsibilities of the Collection Agent as to administration and collection of the Pool Receivables, and requiring the Collection Agent to perform its obligations set forth in the Agreement.

       "Collection Agent Fee" shall mean the collection agent fee referred to in the Collection Agent Agreement.

       "Collection Agent Fee Reserve" for any Receivable Interest at any time means the sum of (i) the unpaid Collection Agent Fee relating to such Receivable Interest accrued to such time, plus (ii) an amount equal to (a) the aggregate Pool Receivables relating to such Receivable Interest on such date multiplied by (b) the product of (x) the percentage per annum at which the Collection Agent Fee is accruing on such date and (y) a fraction having the sum of the Average Maturity plus the Collection Delay Period (each as in effect at such date) as its numerator and 360 as its denominator.

      "Collection Delay Period" means 10 days or such other number of days as the Agent may select upon three Business Days' notice to the Seller.

       "Collections" means, with respect to any Receivable, (a) all funds which are received by the Seller or the Collection Agent in payment of any amounts owed in respect of such Receivable (including, without limitation, purchase price, finance charges, interest and all other charges), or applied to amounts owed in respect of such Receivable (including, without limitation, insurance payments and net proceeds of the sale or other disposition of repossessed goods or other collateral or property of the related Obligor or any other party directly or indirectly liable for the payment of such Receivable and available to be applied thereon), (b) all Collections deemed to have been received pursuant to Section 1.04 and (c) all other proceeds of such Receivable.

       "Contract" means an agreement between the Seller and any Obligor, pursuant to or under which such Obligor shall be obligated to make payments to the Seller for services from time to time.

       "Credit and Collection Policy" means those receivables credit and collection policies and practices of the Seller in effect on the date of the Agreement and described in Schedule I hereto, as modified in compliance with the Agreement.

      "Debt" means (without duplication), at any time and with respect to any Person, (i) indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property and services purchased (other than amounts constituting trade payables or bank drafts (payable within 120 days) arising in the ordinary course), (ii) indebtedness of others which such Person has directly or indirectly assumed or guaranteed or otherwise provided credit support therefor; (iii) indebtedness of others secured by a lien on assets of such Person, whether or not such Person shall have assumed such indebtedness;
(iv) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person (other than trade payables or bank drafts (payable within 120 days) arising in the ordinary course); (v) obligations of such Person under capital leases; and (vi) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

      "Defaulted Receivable" means a Receivable:

                (i) as to which any payment, or part thereof, remains unpaid for 91 days from the original billing date for such payment;

                    (ii) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in paragraph (g) of Exhibit V; or

                    (iii) which, consistent with the Credit and Collection Policy, would be written off the Seller's books as uncollectible.

       "Delinquency Ratio" means on any date, the average of the ratios (expressed as a percentage) computed as of the last day of each of the three calendar months ended immediately preceding such date by dividing (i) the aggregate Outstanding Balance of all Pool Receivables that were Delinquent Receivables on such day by (ii) the Outstanding Balance of Pool Receivables reduced by the Outstanding Balance of such Pool Receivables that have become Defaulted Receivables.

       "Delinquent Receivable" means a Receivable that is not a Defaulted Receivable and:

                (i) as to which any payment, or part thereof, remains unpaid for 61 days from the original billing date for such payment; or

                     (ii) which, consistent with the Credit and Collection Policy, would be classified as delinquent by the Seller.

       "Designated Obligor" means, at any time, each Obligor; provided, however, that any Obligor shall cease to be a Designated Obligor upon notice by the Agent to the Seller.

      "Eligible Receivable" means, at any time, a Receivable:

                (i) the Obligor of which is a United States resident, is not an Affiliate of any of the parties hereto, and is not a government or a governmental subdivision or agency;

                   (ii) the Obligor of which, at the time of the initial creation of an interest therein under the Agreement, is a Designated Obligor and is not the Obligor of any Defaulted Receivables which in the aggregate constitute 25% or more of the aggregate Outstanding Balance of all Receivables of such Obligor;

                  (iii) which is not a Defaulted Receivable or which, at the time of the initial creation of an interest therein under the Agreement, is not a Delinquent Receivable; or

                   (iv) which, according to the Contract related thereto, is required to be paid in full within 30 days of the original billing date therefor;

                   (v) which is an "account," or "general intangible" within the meaning of the UCC of the applicable jurisdictions governing the perfection of the interest created by a Receivable Interest;

                   (vi) which is denominated and payable only in United States dollars in the United States;

                   (vii) which is generated in the ordinary course of the Seller's business;

               (viii) which is not generated through a shipment routing involving an interline carrier;

                  (ix) which arises under a Contract (a) which is substantially in the form of the form of contract or the form of invoice (in the case of any open account agreement) previously approved by the Agent; (b) which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable to pay a determinable amount; (c) the terms of which do not require the consent of the Obligor to sell or assign; and (d) which is not subject to any dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of such Obligor);

                     (x) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

                    (xi) which (a) satisfies all applicable requirements of the Credit and Collection Policy and (b) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Agent may from time to time specify to the Seller upon 30 days' notice; and

                   (xii) as to which, at or prior to the time of the initial creation of an interest therein under the Agreement, the Agent has not notified the Seller that such Receivable (or class of Receivables) is no longer acceptable for purchase by the Issuer hereunder.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

       "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

       "Eurodollar Rate" means, for any Fixed Period, an interest rate per annum (expressed as a decimal and rounded upwards, if necessary, to the nearest one hundredth of a percentage point) equal to the offered rate per annum for deposits in U.S. dollars in a principal amount of not less than $1,000,000 for such Fixed Period as of 11:00 A.M., London time, two Business Days before the first day of such Fixed Period, which appears on the display designated as "Page 3750" on the Telerate Service (or such other page as may replace "Page 3750" on that service for the purpose of displaying London interbank offered rates of major banks) (the "Telerate LIBO Page"); provided that if on any Business Day on which the Eurodollar Rate is to be determined, no offered rate appears on the Telerate LIBO Page, the Agent will request the principal London office of each of Societe Generale and Chemical Bank (the "Eurodollar Reference Banks"), to provide the Agent with its quotation at approximately 11:00 A.M., London time, on such date of the rate per annum it offers to prime banks in the London interbank market for deposits in U.S. dollars for the requested Fixed Period in an amount substantially equal to the Capital associated with such Fixed Period and, if these two quotations are provided, the Eurodollar Rate shall be equal to the average (rounded upwards, if necessary, to the nearest one hundredth of a percentage point) of such rates; if the Eurodollar Reference Banks do not furnish timely information to the Agent for determining the Eurodollar Rate, then the Eurodollar Rate shall be considered to be the Alternate Base Rate for such Fixed Period.

       "Eurodollar Rate Reserve Percentage" of any Investor for any Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Investor with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Liabilities is determined) having a term equal to such Fixed Period.

      "Event of Termination" has the meaning specified in Exhibit V.

       "Facility Termination Date" means the earliest of (a) March 2, 1997 or
(b) the date determined pursuant to Section 2.02 or (c) the date the Purchase Limit reduces to zero pursuant to Section 1.01(b) or (d) the Business Day which the Seller so designates by notice to the Agent at least 60 days in advance for such Receivable Interest. The date set forth in clause (a) above may be extended pursuant to Section 4.09 of the Agreement.

      "Federal Funds Rate" means, with respect to any day, the rate set forth in H.15(519) for that day opposite the caption "Federal Funds (Effective)". If on any date of determination, such rate is not published in H.15(519), such rate will be the rate set forth in Composite 3:30 P.M. Quotations for U.S. Government Securities for that day under the caption "Federal Funds/Effective Rate". If on any date of determination, the appropriate rate is not published in either H.15(519) or Composite 3:30 P.M. Quotations for U.S. Government Securities, such rate will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in New York City prior to 9:00 a.m., New York City time, on that day.

      "Fixed Period" means with respect to any Receivable Interest:

                 (a) initially the period commencing on the date of purchase of such Receivable Interest and ending such number of days as the Seller shall select and the Agent shall approve pursuant to Sec tion 1.02, up to 180 days from such date; and

                (b) thereafter each period commencing on the last day of the immediately preceding Fixed Period for such Receivable Interest and ending such number of days (not to exceed 180 days) as the Seller shall select and the Agent shall approve on notice by the Seller received by the Agent (including notice by telephone, confirmed in writing) not later than 11:00 A.M. (New York City time) on such last day, except that if the Agent shall not have received such notice or approved such period on or before 11:00 A.M. (New York City time) on such last day, such period shall be one day;

provided that

                (i) any Fixed Period in respect of which Yield is computed by reference to the Assignee Rate shall be a period from one to and including 29 days, or a period of one, two or three months, as the Seller may select as provided above;

                    (ii) any Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day (provided, however, if Yield in respect of such Fixed Period is computed by reference to the Eurodollar Rate, and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day);

                    (iii) in the case of any Fixed Period of one day, (A) if such Fixed Period is the initial Fixed Period for a Receivable Interest, such Fixed Period shall be the day of purchase of such Receivable Interest; (B) any subsequently occurring Fixed Period which is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and, if the immediately preceding Fixed Period is one day, be the day next following such immediately preceding Fixed Period; and (C) if such Fixed Period occurs on a day immediately preceding a day which is not a Business Day, such Fixed Period shall be extended to the next succeeding Business Day; and

            (iv) in the case of any Fixed Period for any Receivable Interest which commences before the Termination Date for such Receivable Interest and would otherwise end on a date occurring after such Termination Date, such Fixed Period shall end on such Termination Date and the duration of each Fixed Period which commences on or after the Termination Date for such Receivable Interest shall be of such duration as shall be selected by the Agent.

      "Investment Grade" means, with respect to any entity's long-term public senior securities, a rating of at least BBB- by Standard & Poor's Corporation or BBB- by Duff & Phelps Credit Rating Co. or BBB- by Fitch Investors Service, Inc.; provided, that if such entity's long-term public senior securities are rated by more than one of the rating agencies set forth above, then each rating agency which rates such securities shall have given them a rating at least equal to the categories specified above.
       "Investor"means the Issuer and all other owners by assignment or otherwise of a Receivable Interest or any interest therein and, to the extent of the undivided interests so purchased, shall include any participants.

       "Investor Account" means the special account (account number 322-2-66495) maintained at the office of Chemical Bank in New York for the benefit of the Investors.
       "Investor Rate" for any Fixed Period for any Receivable
Interest means, to the extent the Issuer funds such Receivable Interest for such Fixed Period by issuing commercial paper, the rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of the Issuer having a term equal to such Fixed Period and to be issued to fund such Receivable Interest may be sold by any placement agent or commercial paper dealer selected by the Agent on behalf of the Issuer, as agreed between each such agent or dealer and the Agent and notified by the Agent to the Collection Agent; provided if the rate (or rates) as agreed between any such agent or dealer and the Agent with regard to any Fixed Period for any Receivable Interest is a discount rate (or rates), then such rate shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

        "Issuer" means Renaissance Asset Funding Corp. and any successor or assign of the Issuer that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.

        "Liquidation Day" means, for any Receivable Interest, (i) each day during a Settlement Period for such Receivable Interest on which the conditions set forth in paragraph 2 of Exhibit II are not satisfied, and (ii) each day which occurs on or after the Termination Date for such Receivable Interest.

    "Liquidation Fee" means, for any Fixed Period during which a Liquidation Day occurs, the amount, if any, by which (i) the additional Yield (calculated without taking into account any Liquidation Fee or any shortened duration of such Fixed Period pursuant to clause (iv) of the definition thereof) which would have accrued during such Fixed Period on the reductions of

Capital of the Receivable Interest relating to such Fixed Period had such reductions remained as Capital, exceeds (ii) the income, if any, received by the Investors' investing the proceeds of such reductions of Capital.

    "Loss Horizon Ratio" means, on any date the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the sum of the "Total Revenues" as defined in the Seller's Monthly Revenue Adjustment Report for each of the preceding three calendar months by
(ii) the Net Receivables Pool Balance on such day.

     "Loss Percentage" means, for any Receivable Interest on any date, the greater of (a) 10.0% or (b) the product of 2.25, the highest Aged Receivable Ratio during the previous twelve months and the Loss Horizon Ratio on such date.

     "Loss Reserve" means, for any
Receivable Interest on any date, an amount equal to

                              LP x (C + YR)

     where:

          LP = the Loss Percentage for such Receivable Interest on such date.

           C = the Capital of such Receivable Interest at the close of business of the Collection Agent on such date.

          YR = the Yield Reserve for such Receivable Interest on such date.

      "Monthly Revenue Adjustment Report" means a report, in substantially the form of Annex F, furnished by the Seller to the Agent.

     "Net Receivables Pool Balance" means at any time the Outstanding
Balance of Eligible Receivables then in the Receivables Pool (i) reduced by the aggregate amount by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds the product of (a) the Normal Concentration Percentage for such Obligor multiplied by (b) the

Outstanding Balance of the Eligible Receivables then in the Receivables Pool and (ii) increased by the sum of (a) an amount equal to the lesser of (x) 2.5% of the Outstanding Balance of all Eligible Receivables then in the Receivables Pool and (y) the Outstanding Balance of all Receivables which are generated through a shipment routing involving an interline carrier and (b) an amount equal to the lesser of (x) 10% of the Outstanding Balance of all Eligible Receivables then in the Receivables Pool and (y) an amount equal to the Outstanding Balance of all Receivables which would otherwise be Eligible Receivables but which are required to be paid in full within 31 to 60 days of the original billing date therefor.

    "Normal Concentration Percentage" for any Obligor means at any time 2%, provided that in the case of an Obligor with any Affiliated Obligor, the Normal Concentration Percentage shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

    "Obligor" means a Person obligated to make payments pursuant to a Contract.

    "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

    "Parent" means Arkansas Best Corporation, a Delaware corporation.

    "Parent Undertaking Agreement" means an agreement substantially in the form of Annex D hereto.

    "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

    "Pool Receivable" means a Receivable in the Receivables Pool.

    "Purchase Limit" means $55,000,000, as such amount may be reduced pursuant to Section 1.01. References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit, as then reduced pursuant to Section 1.01(b) or pursuant to the next sentence, minus the sum of the then outstanding Capital of Receivable Interests under the Agreement and the then outstanding "Capital" of "Receivable Interests" under the Alternate Receivables Purchase Agreement. Furthermore, on each day on which the Seller reduces the unused portion of (or terminates) the "Commitment" under the Alternate Receivables Purchase Agreement, the Purchase Limit automatically shall reduce by the same amount (or so terminate). "Receivable" means the indebtedness of any Obligor under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.
    "Receivable Interest" means, at any time, an undivided percentage ownership interest in (i) all then outstanding Pool Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to Section 1.03, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security. Such undivided percentage interest shall be computed as

                          C + YR + LR + CAFR
                          ------------------
                                 NRPB

      where:         C  =  the Capital of such Receivable Interest at the
                           time of computation.

                    YR  =  the Yield Reserve of such Receivable Interest at
                           the time of computation.

                    LR  =  the Loss Reserve of such Receivable Interest at
                           the time of computation.

                  CAFR  =  the Collection Agent Fee Reserve of such
                           Receivable Interest at the time
                           of computation.

                  NRPB  =  the Net Receivables Pool Balance at the
                           time of computation.

Each Receivable Interest shall be determined from time to time pursuant to the provisions of Section 1.03.

      "Receivables Pool" means at any time the aggregation of each then outstanding Receivable in respect of which the Obligor is a Designated Obligor at such time or was a Designated Obligor on the date of the initial creation of an interest in such Receivable under the Agreement or the Alternate Receivables Purchase Agreement.

      "Related Security" means with respect to any Receivable:

         (i) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

        (ii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

      "Seller Report" means a report, in substantially the form of Annex A hereto (with such changes as the Agent may request from time to time), furnished bythe Collection Agent to the Agent pursuant to the Collection Agent Agreement.

      "Settlement Period" for any Receivable Interest means each period commencing on the first day and ending on the last day of each Fixed Period for such Receivable Interest and, on and after the Termination Date for such Receivable Interest, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent or, in the absence of any such selection, each period of thirty days from the last day of the immediately preceding Settlement Period.

    "Termination Date" for any Receivable Interest means the earliest of
(i) the Business Day which the Agent so designates by notice to the Seller at least one Business Day in advance for such Receivable Interest and
(ii) the Facility Termination Date.

    "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

    "Yield" means:

      (i) for each Receivable Interest for any Fixed Period to the extent the Issuer will be funding such Receivable Interest during such Fixed Period through the issuance of commercial paper,

                          IR x C x ED+ LF
                          ---------------
                                360

     (ii) for each Receivable Interest for any Fixed Period to the extent the Investors will not be funding such Receivable Interest during such Fixed Period through the issuance of commercial paper,

                          AR x C x ED  + LF
                          -----------------
                                360

      where:

             AR = the Assignee Rate for such Receivable Interest for such Fixed Period

             C  =  the Capital of such Receivable Interest
                   during such Fixed Period

             IR =  the Investor Rate for such Receivable
                   Interest for such Fixed Period

             ED =  the actual number of days
                   elapsed during such Fixed Period

             LF =  the Liquidation Fee, if such Receivable
                   Interest for such Fixed Period;

provided that no provision of the Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided further that Yield for any Receivable
Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

      "Yield Reserve" for any Receivable Interest at any time means the sum of (i) the Liquidation Yield at such time for such Receivable Interest, and (ii) the then accrued and unpaid Yield for such Receivable Interest. For purposes of this definition,

      (a) "Liquidation Yield" means, for any Receivable Interest on any date, an amount equal to the Rate Variance Factor on such date multiplied by the product of (i) the Capital of such Receivable Interest on such date and (ii) the product of (a) the Alternate Base Rate for such Receivable Interest for a 30-day Fixed Period deemed to commence on such date and
(b) a fraction having the sum of the Average Maturity plus the Collection Delay Period (each as in effect at such date) as its numerator and 360 as its denominator; and
      (b) "Rate Variance Factor" means a number greater than one that reflects the potential variance in selected interest rates over a period of time designated by the Agent, as computed by the Collection Agent each month and set forth in the Seller Report in accordance with the provisions thereof; provided that the factors used in computing the "Rate Variance Factor" may be changed from time to time upon at least five days' prior notice to the Collection Agent.

                          - - - - - -

      Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                EXHIBIT II

                           CONDITIONS OF PURCHASES


       1. Conditions Precedent to Initial Purchase. The initial purchase of a Receivable Interest under the Agreement is subject to the conditions precedent that the Agent shall have received on or before the date of such purchase the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

       (a) Certified copies of the resolutions of the Board of Directors of the Seller approving the Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Agreement.

       (b) Certified copies of the resolutions of the Board of Directors of the Parent approving the Parent Undertaking Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Parent Undertaking Agreement.

       (c) A certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers of the Seller authorized to sign the Agreement and the other documents to be delivered by it hereunder.

       (d) A certificate of the Secretary or Assistant Secretary of the Parent certifying the names and true signatures of the officers thereof authorized to sign the Parent Undertaking Agreement.

       (e) Acknowledgment copies, or time stamped receipt copies of proper financing statements, duly filed on or before the date of such initial purchase under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership interests contemplated by the Agreement.

       (f) Acknowledgment copies, or time stamped receipt copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Seller.

       (g) Completed requests for information, dated on or before the date of such initial purchase, listing the financing statements referred to in sub section (e) above and all other effective financing statements filed in the jurisdictions referred to in subsection (e) above that name the Seller as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Contracts or Related Security).

       (h) A favorable opinion of Richard F. Cooper, Esq., in house counsel for the Seller, substantially in the form of Annex C hereto and as to such other matters as the Agent may reasonably request.

       (i) A favorable opinion of Richard F. Cooper, Esq., in house counsel for the Parent, substantially in the form of Annex E hereto and as to such other matters as the Agent may reasonably request.

      (j)   The Collection Agent Agreement.

       (k) The fee agreement referred to in Section 1.05, together with payment of all fees referred to therein which are due and payable on such date.

      (l)   The Parent Undertaking Agreement, duly executed by the Parent.

       (m) Satisfactory results of a review and audit of the Seller's collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts.

      (n)   A copy of the executed Collection Account Agreement.

      (o)   A listing by invoice, on computer tape, of all Pool Receivables.

       2.   Conditions  Precedent to All Purchases and  Reinvestments.   Each
purchase (including the initial purchase) and each reinvestment shall be subject to the further conditions precedent that

       (a) in the case of each purchase, the Collection Agent shall have delivered to the Agent on or prior to such purchase, in form and substance satisfactory to the Agent, a completed Seller Report as of the previous month end, dated within three days prior to the date of such purchase together with a summary of all Pool Receivables (and, if requested by the Agent, a listing by invoice or by Obligor), and such additional information as may reasonably be requested by the Agent,

       (b) on the date of such purchase or reinvestment the following statements shall be true (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

            (i) The representations and warranties contained in Exhibit III are correct on and as of the date of such purchase or reinvestment as though made on and as of such date,

           (ii) No event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes an Event of Termination or that would constitute an Event of Termination but for the requirement that notice be given or time elapse or both,

          (iii) All of the Parent's long-term public debt securities, if any, and convertible preferred securities are rated Investment Grade; provided that if the Parent does not have any such rated securities outstanding, the Agent has determined, in its sole discretion, that if the Parent did have such securities, that they would receive at least such a rating,

           (iv)   The  Agent shall not have given the Seller at least  one
     Business   Day's   notice  that  the  Investors  have   terminated   the
     reinvestment of Collections in Receivable Interests, and

       (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.

                                 EXHIBIT III

                       REPRESENTATIONS AND WARRANTIES


      The Seller represents and warrants as follows:

       (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified.

       (b) The execution, delivery and performance by the Seller of the Agreement and the other documents to be delivered by it thereunder, including the Seller's use of the proceeds of purchases and reinvestments, (i) are within the Seller's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not contravene (1) the Seller's charter or by-laws, (2) any law, rule or regulation applicable to the Seller, (3) any contractual restriction binding on or affecting the Seller or its property or
(4) any order, writ, judgment, award, injunction or decree binding on or affecting the Seller or its property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties. The Agreement has been duly executed and delivered by the Seller.

       (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of the Agreement or any other document to be delivered thereunder.

       (d) The Agreement constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

       (e) The balance sheets of the Seller and its subsidiaries as at December 31, 1992, and the related statements of income and retained earnings of the Seller and its subsidiaries for the fiscal year then ended, copies of which have been furnished to the Agent, fairly present the financial condition of the Seller and its subsidiaries as at such date and the results of the operations of the Seller and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and since

December 31, 1992 there has been no material adverse change in the business, operations, property or financial or other condition of the Seller.

       (f) There is no pending or threatened action or proceeding affecting the Seller or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Seller or any of its subsidiaries or the ability of the Seller to perform its obligations under the Agreement, or which purports to affect the legality, validity or enforceability of the Agreement.

       (g) No proceeds of any purchase or reinvestment will be used to acquire any equity security of a class which is registered pursuant to
Section 12 of the Securities Exchange Act of 1934.

       (h)   The  Seller  is  the  legal and beneficial  owner  of  the  Pool
Receivables and Related Security free and clear of any Adverse Claim; upon each purchase or reinvestment, the Investors shall acquire a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each Pool Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto. No effective financing statement or other instrument similar in effect covering any Contract or any Pool Receivable or the Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Agent relating to the Agreement.

       (i) Each Seller Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Seller to the Agent or the Investors in connection with the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent or the Investors, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

       (j) The principal place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Pool Receivables are located at the address or addresses referred to in para graph (b) of Exhibit IV.

                                 EXHIBIT IV

                                  COVENANTS


       Covenants of the Seller. Until the latest of the Facility Termination Date, the date on which no Capital of or Yield on any Receivable Interest shall be outstanding or the date all other amounts owed by the Seller hereunder to the Investors or the Agent shall be paid in full:

      (a) Compliance with Laws, Etc. The Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectibility of the Receivables Pool or the ability of the Seller to perform its obligations under the Agreement or the Collection Agent Agreement.

       (b) Offices, Records and Books of Account. The Seller will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Pool Receivables at the address of the Seller set forth under its name on the signature page to the Agreement or, upon 30 days' prior written notice to the Agent, at any other locations in jurisdictions where all actions reasonably requested by the Agent to protect and perfect the interest in the Pool Receivables have been taken and completed. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable and all Collections of and adjustments to each existing Pool Receivable).

        (c) Performance and Compliance with Contracts and Credit and Collection Policy. The Seller will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

      (d) Sales, Liens, Etc. The Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, the Seller's undivided interest in any Pool Receivable, Related Security, related Contract or Collections, or upon or with respect to any account to which any Collections of any Pool Receivable are sent, or assign any right to receive income in respect thereof.

       (e) Extension or Amendment of Receivables. Except as provided in the Collection Agent Agreement, the Seller will not extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

       (f) Change in Business or Credit and Collection Policy. The Seller will not make any change in the character of its business or in the Credit and Collection Policy that would, in either case, adversely affect the collectibility of the Receivables Pool or the ability of the Seller to perform its obligations under the Agreement or the Collection Agent Agreement. The Seller shall not make any other change without the prior written consent of the Agent and the Seller shall notify the Agent ten Business Days in advance of any such proposed change in the Credit and Collection Policy.

       (g) Audits. The Seller will, from time to time during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Pool Receivables and the Related Security or the Seller's performance hereunder or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters.

       (h) Change in Payment Instructions to Obligors. The Seller will not make any change in its instructions to Obligors regarding payments to be made directly to the Seller or payments to be made directly to the Collection Account without the prior written consent of the Agent.

       (i) Deposits to Collection Account. Except as otherwise provided in the Credit and Collection Policy, the Seller will cause each of the Seller's terminal managers to deposit all Collections of Pool Receivables received with the Seller's local bank within one Business Day after receipt. The Seller will deposit or cause to be deposited, such Collections of Pool Receivables into the Collection Account within two Business Days after the deposit into such local bank accounts.

       (j) Marking of Records. At the request of the Agent, the Seller will mark, at its expense, its master data processing records evidencing Pool Receivables and related Contracts with a legend evidencing that Receivable Interests related to such Pool Receivables and related Contracts have been sold in accordance with the Agreement.

       (k) Reporting Requirements. The Seller will provide to the Agent (in multiple copies, if requested by the Agent) the following:

            (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of the Parent and of the Seller, a copy of the Parent's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission certified by the chief financial officer of the Parent, a balance sheet of the Seller as of the end of such quarter, and a statement of income and retained earnings of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Seller;

            (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller a balance sheet of the Seller for such year and a statement of income and retained earnings of the Seller for such year audited by Ernst & Young or other independent public accountants acceptable to the Agent;

           (iii) as soon as possible and in any event within five days after the occurrence of each Event of Termination or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Termination, a statement of the chief financial officer of the

     Seller setting forth details of such Event of Termination or event and the action that the Seller has taken and proposes to take with respect thereto;

            (iv) promptly after the sending or filing thereof, copies of all reports that the Seller sends to any of its security holders, and copies of all reports and registration statements that the Seller or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

             (v) promptly after the filing or receiving thereof, copies of all reports and notices that the Seller or any Affiliate files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or that the Seller or any Affiliate receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any Affiliate is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such Affiliate in excess of $1,000,000;

            (vi) at least ten Business Days prior to any change in the Seller's name, a notice setting forth the new name and the effective date thereof;

           (vii) such other information respecting the Receivables or the condition or operations, financial or otherwise, of the Seller or any of its subsidiaries as the Agent may from time to time reasonably request;

          (viii) promptly after the Seller obtains knowledge thereof, notice of any litigation, investigation or proceeding which may exist at any time between the Seller and any governmental authority or any other third party which, if not cured or if adversely determined, as the case may be, would have a material adverse effect on the business, operations, property or financial or other condition of the Seller; and

            (ix) promptly after the occurrence thereof, notice of a material adverse change in the business, operations, property or financial or other condition of the Seller.

                                  EXHIBIT V

                            EVENTS OF TERMINATION


      Each of the following shall be an "Event of Termination":

       (a)   The  Collection Agent (if the Seller or any of  its  Affiliates)
(i) shall fail to perform or observe any term, covenant or agreement under the Agreement or under the Collection Agent Agreement (other than as referred to in clause (ii) of this paragraph (a)) and such failure shall remain unremedied for three Business Days or (ii) shall fail to make when due any payment or deposit to be made by it under the Agreement or the Collection Agent Agreement; or

       (b) The Seller shall fail (i) to transfer to the Agent when requested any rights, pursuant to the Agreement or the Collection Agent Agreement, which the Seller then has as Collection Agent, or (ii) to make any payment required under Section 1.04; or

       (c) Any representation or warranty made or deemed made by the Seller or the Parent (or any of its their respective officers) under or in connection with the Agreement or the Parent Undertaking Agreement or any information or report delivered by the Seller pursuant to the Agreement or the Parent pursuant to the Parent Undertaking Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

       (d) The Seller shall fail to perform or observe any other term, covenant or agreement contained in the Agreement on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller by the Agent (or, with respect to a failure to deliver the Seller Report pursuant to the Agreement or the Collection Agent Agreement, as the case may be, such failure shall remain unremedied for five days, without a requirement for notice); or

       (e) The Seller or any of its subsidiaries or the Parent shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $5,000,000, individually, or when aggregated with all such Debt so in default when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to Debt which is outstanding in a principal amount of at least $5,000,000 individually or when aggregated with all such Debt so in default and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

       (f) Any purchase or any reinvestment pursuant to the Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with respect thereto; or

       (g) The Seller or any of its subsidiaries or the Parent shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller or any of its subsidiaries or the Parent seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller or any of its subsidiaries or the Parent shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or

       (h) As of the last day of any calendar month, either the Aged Receivable Ratio shall exceed 4.0% or the Delinquency Ratio shall exceed 6.75%; or

       (i) The Net Receivables Pool Balance shall for a period of five consecutive Business Days be less than 115% of the sum of the aggregate outstanding Capital of all Receivable Interests and the aggregate outstanding "Capital" of all "Receivable Interests" under the Alternate Receivables Purchase Agreement; or

      (j) The sum of the numerators of all Receivable Interests plus the sum of the numerators of all "Receivable Interests" under the Alternate Receivables Purchase Agreement shall for a period of five consecutive Business Days be greater than 95% of the Net Receivables Pool Balance; or

       (k) There shall have occurred any material adverse change in the business, operations, property or financial or other condition of the Seller or the Parent since December 31, 1992; or there shall have occurred any event which may materially adversely affect the collectibility of the Receivables Pool or the ability of the Seller to collect Pool Receivables or otherwise perform its obligations under the Agreement or the Collection Agent Agreement; or

       (l) The Parent Undertaking Agreement shall cease to be in full force and effect or the Parent shall fail to perform or observe any term, covenant or agreement contained in the Parent Undertaking Agreement on its part to be performed or observed and any such failure shall remain unremedied for ten days after written notice thereof shall have been given by the Agent to the Seller; or

       (m) Any of the Parent's long-term public debt securities or convertible preferred securities are rated less than Investment Grade (or if the Parent does not have any such rated securities outstanding, the Agent has determined, in its sole discretion, that if the Parent did have such securities, they would receive a less than Investment Grade rating).

                  ALTERNATE RECEIVABLES PURCHASE AGREEMENT

                          Dated as of March 2, 1994


       ABF Freight System, Inc., a Delaware corporation (the "Seller"), Societe Generale, a French banking corporation acting through its United States branches or agencies ("Societe Generale"), and Societe Generale, as agent (the "Agent") for the Banks, agree as follows:

       PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in Exhibit I to this Agreement. References in the Exhibits to "the Agreement" refer to this Agreement, as amended, modified or supplemented from time to time.

       The Seller has Receivables in which it is prepared to sell undivided fractional ownership interests (referred to herein as "Receivable Interests"). The Banks are prepared to purchase such Receivable Interests on the terms set forth herein. Accordingly, the parties agree as follows:

                                  ARTICLE I

                     AMOUNTS AND TERMS OF THE PURCHASES

        SECTION 1.01. Commitment. (a) On the terms and conditions hereinafter set forth, the Banks shall, ratably in accordance with their respective Bank Commitments, purchase Receivable Interests from the Seller from time to time during the period from the date hereof to the Commitment Termination Date. Under no circumstances shall the Banks be obligated to make any such purchase if, after giving effect to such purchase, the aggregate outstanding Capital of Receivable Interests, together with the aggregate outstanding "Capital" of "Receivable Interests" under the Receivables Purchase Agreement, would exceed the Total Commitment.

       (b) The Seller may, upon at least five Business Days' notice to the Agent from time to time, reduce in part the unused portion of the Total

Commitment; provided that each partial reduction shall be in the amount of at least $1,000,000 or an integral multiple thereof.

       (c) The Agent, on behalf of the Banks which own Receivable Interests, shall have the proceeds of Collections attributable to such Receivable
Interests automatically reinvested pursuant to Section 1.04 in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Receivable Interests until the Commitment Termination Date.

       SECTION 1.02. Making Purchases. (a) Each purchase shall be made on at least three Business Days' notice from the Seller to the Agent. Each such notice of a purchase shall specify (i) the amount requested to be paid to the Seller (such amount, which shall not be less than $1,000,000, being referred to herein as the initial "Capital" of the Receivable Interest then being purchased), (ii) the date of such purchase (which shall be a Business Day) and (iii) the desired duration of the initial Fixed Period for such Receiv able Interest. The Agent shall notify the Seller whether the desired duration of the initial Fixed Period for the Receivable Interest to be purchased is acceptable, and the Agent shall promptly notify the Banks of the proposed purchase. Such notice of purchase shall be sent by telecopier, telex or cable to all Banks concurrently and shall specify the date of such purchase, each Bank's Percentage multiplied by the aggregate amount of Capital of the Receivable Interest being purchased, the Fixed Period for such Receivable Interest and whether Yield for the Fixed Period for such Receivable Interest is calculated based on the Eurodollar Rate (which may be selected only if such notice is given at least two Business Days prior to the purchase date) or the Alternate Base Rate.

       (b) Prior to 12:00 noon New York City time, on the date of each such purchase of a Receivable Interest, the Banks, ratably in accordance with their respective Bank Commitments, shall, upon satisfaction of the applicable conditions set forth in Exhibit II hereto, make available to the Agent the amount of their respective purchases by deposit of the applicable amount in immediately available funds to the Agent's Account and, after receipt by the Agent of such funds, the Agent will cause such funds to be made available to the Seller in immediately available funds at First National Bank of Fort Smith for the account of ABF Freight System, Inc.

       (c)    Effective on the date of each purchase pursuant to this Section
1.02 and each reinvestment pursuant to Section 1.04, the Seller hereby sells and assigns to the Agent, for the benefit of the Banks, an undivided percentage ownership interest, to the extent of the Receivable Interest then being purchased, in each Pool Receivable then existing and in the Related Security and Collections with respect thereto.

       (d) Notwithstanding the foregoing, a Bank shall not be obligated to make purchases under this Section 1.02 at any time in an amount which would exceed such Bank's Bank Commitment less (in the case of any Bank other than Societe Generale) the "Capital" (as defined therein) of any "Percentage Interests" purchased by such Bank under the Liquidity Asset Purchase Agreement. Each Bank's obligation shall be several, such that the failure of any Bank to make available to the Seller any funds in connection with any purchase shall not relieve any other Bank of its obligation, if any, hereunder to make funds available on the date of such purchase, but no Bank shall be responsible for the failure of any other Bank to make funds available in connection with any purchase.

       SECTIONS 1.03 through 1.04. Incorporation by Reference. Each of Sections 1.03 through 1.04 of the Receivables Purchase Agreement is hereby incorporated herein by this reference, except that each reference therein to the "Investors" or the "Investor Account" shall be deemed to be a reference to the Banks and the Agent's Account, respectively.

      SECTION 1.05. Fees. The Seller shall pay to the Agent certain fees in the amounts and on the dates set forth in a separate fee agreement of even date between the Seller and the Agent.

       SECTIONS  1.06  through 1.07.  Incorporation by  Reference.   Each  of
Sections 1.06 through 1.07 of the Receivables Purchase Agreement is hereby incorporated herein by this reference.

       SECTION 1.08. Increased Costs. (a) If any Bank or any Affiliate of any Bank (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of or otherwise to maintain the investment in Pool Receivables or interests therein, hereunder or under any commitments to the Investors related to this Agreement or to the funding thereof and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Seller and the Agent by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

       (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 1.09) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to purchase or purchasing, or maintaining the ownership of Receivable Interests in respect of which Yield is computed by reference to the Eurodollar Rate, then, upon demand by such Bank (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Bank (as a third-party beneficiary), from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank for such increased costs. A certificate as to such amounts submitted to the Seller and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

       SECTION 1.09. Additional Yield on Receivable Interests Bearing a Eurodollar Rate. The Seller shall pay to any Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Yield on the unpaid Capital of each Receivable Interest of such Bank during each Fixed Period in respect of which Yield is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Fixed Period, payable on each date on which Yield is payable on such Receivable Interest. Such additional Yield shall be determined by such Bank and notified to the Seller through the Agent within 30 days after any Yield payment is made with respect to which such additional Yield is requested. A certificate as to such additional Yield submitted to the Seller and the Agent by such Bank shall be conclusive and binding for all purposes, absent manifest error.

       SECTIONS 1.10 through 1.11. Incorporation by Reference. Each of Sec tions 1.10 and 1.11 of the Receivables Purchase Agreement is hereby incorporated herein by this reference, except that each reference therein to the "Investors" shall be deemed to be a reference to the Banks.


                                 ARTICLE II

                 REPRESENTATIONS AND WARRANTIES; COVENANTS;
                            EVENTS OF TERMINATION

       SECTION 2.01. Representations and Warranties; Covenants. The Seller hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, set forth in Exhibits III and IV, respectively, hereto.

       SECTION 2.02. Events of Termination. If any of the Events of Termination set forth in Exhibit V hereto shall occur and be continuing, the Agent may, by notice to the Seller, take either or both of the following actions: (x) declare the Total Commitment to be terminated (in which case the Commitment Termination Date shall be deemed to have occurred), and
(y) without limiting any right under the Collection Agent Agreement to replace the Collection Agent, designate another Person to succeed the Seller as the Collection Agent; provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in subsection (g) of Exhibit V, the Commitment Termination Date shall occur. Upon any such declaration or designation or upon any such automatic termination, the Banks and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided after default under the UCC and under other applicable law, which rights and remedies shall be cumulative.

                                 ARTICLE III

                               INDEMNIFICATION

       SECTION 3.01. Indemnities by the Seller. Without limiting any other rights that the Banks or the Agent or any of their respective Affiliates or agents (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable or any Contract, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof, arising out of or as a result of this Agreement or the ownership of Receivable Interests or in respect of any Receivable or any Contract. Without limiting or being limited by the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

                 (i) the creation of an undivided percentage ownership interest in any Receivable which purports to be part of the Net Receivables Pool Balance but which is not at the date of the creation of such interest an Eligible Receivable or which thereafter ceases to be an Eligible Receivable;

                (ii) reliance on any representation or warranty or statement made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement which shall have been incorrect in any material respect when made;

                 (iii) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool
          Receivable  or  the related Contract; or the failure  of  any  Pool
          Receivable or the related Contract to conform to any such applicable law, rule or regulation;

                (iv) the failure to vest in any Bank or any other owner of a Receivable Interest a perfected undivided percentage ownership interest, to the extent of such Receivable Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim;

                 (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any purchase or reinvestment or at any subsequent time;

                 (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms, or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Collection Agent);

                 (vii) any failure of the Seller, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions hereof or of the Collection Agent Agreement or to perform its duties or obligations under the Contracts;

                 (viii) any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

                 (ix) the commingling of Collections of Pool Receivables at any time with other funds;

             (x) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases or reinvestments or the ownership of Receivable Interests or in respect of any Receivable, Related Security or Contract;

              (xi)   any  theft of payments with respect to Pool  Receivables
          resulting   from   the  Seller's  established  payment   remittance
          procedures;

              (xii) any failure of payments with respect to Pool Receivables to be deposited into the Collection Account within three Business Days after receipt by the Seller; or

                (xiii) any claim relating to a Receivable which is generated through a shipment routing involving an interline carrier.

                                 ARTICLE IV

                                MISCELLANEOUS

       SECTION 4.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement (including, without limitation, any provision of the Receivables Purchase Agreement which is incorporated herein by reference) or consent to any departure by the Seller therefrom shall be effective unless in a writing signed by the Agent, as agent for the Banks, and, in the case of any amendment, by the Seller, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Banks or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

       SECTION 4.02. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and faxed or delivered, if to the Seller, Societe Generale, or the Agent, to each such party at its address set forth under its name on the signature pages hereof, and if to any other Bank, to such Bank at its address specified in the Assignment and Acceptance pursuant to which it became a Bank, or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

       SECTION 4.03. Assignability. (a) Rights and Limitations of Banks. Each Bank may assign to any Eligible Assignee or to any other Bank all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Bank Commitment and any Receivable Interests or interests therein owned by it). Each assignor of a Receivable Interest may, in connection with the assignment or participation, disclose to the assignee or participant any information, relating to the Seller or the Receivables, furnished to such assignor by or on behalf of the Seller or by the Agent.

       (b) The Agent. This Agreement and the rights and obligations of the Agent herein shall be assignable by the Agent and its successors and assigns.

       (c) The Seller. The Seller may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Agent.

       (d)   The  Banks.   Without  limiting any other  rights  that  may  be
available under applicable law, the rights of the Banks may be enforced through them or by their agents.

       SECTION 4.04. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted under Section 3.01 hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Receivables) of this Agreement, and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, Societe Generale and their respective agents with respect thereto and with respect to advising the Agent, Societe Generale and their respective agents as to their rights and remedies under this Agreement, and all costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, the Banks and any of their respective agents, in connection with the enforcement of this Agreement and the other documents and agreements to be delivered hereunder.

       (b) In addition, the Seller shall pay any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

        SECTION   4.05.   Confidentiality.   Unless  otherwise  required   by
applicable law, the Seller and the parties hereto agree to maintain the confidentiality of this Agreement (and all drafts thereof) in communications with third parties and otherwise; provided that this Agreement (a) may be disclosed to third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the parties hereto and (b) may be disclosed to the parties' legal counsel and auditors if they agree to hold it confidential and (c) may be filed with the Securities and Exchange Commission as an Exhibit to the Parent's annual report on Form 10-k.

      SECTION 4.06. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to the conflict of laws principles thereof), except to the extent that the perfection of the interests of the banks in the receivables or remedies hereunder, in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

       SECTION 4.07. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

       SECTION 4.08.  Termination.  The then current date set forth in clause
(a) of the definition of Commitment Termination Date may be extended for additional 360 day periods in the sole discretion of Societe Generale upon no less than 30 days written notice to the Seller prior to the then current Commitment Termination Date. The provisions of Sections 1.08, 1.09, 1.10, 3.01, 4.04 and 4.05 shall survive any termination of this Agreement.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


   SELLER:        ABF FREIGHT SYSTEM, INC.


               By:  _______________________________
                  Name:
                  Title:

               1001 South 21st Street
               Fort Smith, Arkansas  72901
               Attention:  General Counsel
               Tel No.  (501) 785-6130
               Facsimile No.  (501) 785-6124


   BANK:       SOCIETE GENERALE



               By:   ________________________________
                  Name:
                  Title:



               By:   ________________________________
                  Name:
                  Title:

               Trammel Crow Center
               2001 Ross Avenue
               Dallas, Texas 75201
               Attention:  Louis P. LaVille III
               Tel. No. (214) 979-1104
               Facsimile No. (312) 578-5099

   AGENT:         SOCIETE GENERALE



               By:   ________________________________
                  Name:
                  Title:



               By:   ________________________________
                  Name:
                  Title:

               181 West Madison Street, Suite 3400
               Chicago, IL  60602
               Attention:  Migdalia Lagoa
               Tel. No. (312) 578-5058
               Facsimile No. (312) 578-5099

                                  EXHIBIT I

                                 DEFINITIONS


       As used in the Agreement (including its Exhibits), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

       "Agent's Account" means the special account (account number 144-8-17247) of the Agent maintained at the office of Chemical Bank in New York for the benefit of the Banks.

        "Assignment and Acceptance" means an assignment and acceptance agreement entered into by a Bank, an Eligible Assignee and the Agent, pursuant to which such Eligible Assignee may become a party to the Agreement.

       "Bank Commitment" of any Bank means, (a) with respect to Societe Generale, $55,000,000 or such amount as reduced by any Assignment and Acceptance entered into between Societe Generale and other Banks or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment or such amount as reduced by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee, in each case as reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Total Commitment pursuant to the terms of the Agreement shall reduce ratably (or terminate) each Bank's Bank Commitment.

       "Banks" means Societe Generale and each Eligible Assignee that shall become a party to the Agreement pursuant to Section 4.03.

       "Capital" of any Receivable Interest means the original amount paid to the Seller for such Receivable Interest at the time of its purchase by the Banks, pursuant to the Agreement, or such amount divided or combined in accordance with Section 1.07, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section
1.04(d); provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

       "Collection Agent" means at any time the Person then authorized pursuant to the Collection Agent Agreement to administer and collect Pool Receivables.

       "Collection Agent Agreement" means an agreement between the Seller and the Agent (and, if the Seller does not act as Collection Agent, consented to by the Collection Agent), in form and substance satisfactory to them, governing the appointment and responsibilities of the Collection Agent as to administration and collection of the Pool Receivables, and requiring the Collection Agent to perform its obligations set forth in the Agreement.

       "Commitment Termination Date" means the earliest of (a) February 25, 1995, (b) the Facility Termination Date under the Receivables Purchase Agreement, (c) the date determined pursuant to Section 2.02, and (d) the date the Total Commitment reduces to zero. The date set forth in clause (a) above may be extended pursuant to Section 4.08 of the Agreement.

       "Eligible Assignee" means Societe Generale, any of its Affiliates, any Person managed by Societe Generale or any of its Affiliates, or any financial or other institution acceptable to the Agent.

      "Event of Termination" has the meaning specified in Exhibit V.

      "Liquidity Asset Purchase Agreement" means the Liquidity Asset Purchase Agreement entered into by a Bank concurrently with the Assignment and Acceptance pursuant to which it became party to this Agreement, that relates to the Receivables Purchase Agreement.

       "Parent Undertaking Agreement" means the Parent Undertaking Agreement, dated as of the date hereof, by Arkansas Best Corporation, a Delaware corporation in favor of Societe Generale, as Agent for the Banks, as the same may, from time to time, be amended, modified or supplemented.

       "Percentage" of any Bank means, (a) with respect to Societe Generale, 100% or such amount as reduced by any Assignment and Acceptance entered into with an Eligible Assignee, or (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's

Percentage, or such amount as reduced by an Assignment and Acceptance entered into between such Bank and an Eligible Assignee.

        "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of the date hereof, among the Seller, Renaissance Asset Funding Corp. and Societe Generale, as Agent, as the same may, from time to time, be amended, modified or supplemented.

      "Termination Date" for any Receivable Interest means the earlier of (i) that Business Day which the Seller so designates by notice to the Agent at least one Business Day in advance for such Receivable Interest effective as of the last day of the Fixed Period with respect to such Receivable Interest and (ii) the Commitment Termination Date.

       "Total Commitment" means $55,000,000, as such amount may be reduced pursuant to Section 1.01. References to the unused portion of the Total Commitment shall mean, at any time, the Total Commitment, as then reduced pursuant to Section 1.01(b) or pursuant to the next sentence, minus the sum of the then outstanding Capital of Receivable Interests under the Agreement and the then outstanding "Capital" of "Receivable Interests" under the Receivables Purchase Agreement. Furthermore, on each day on which the Seller reduces the unused portion of (or terminates) the "Purchase Limit" under the Receivables Purchase Agreement, the Total Commitment automatically shall reduce by the same amount (or so terminate).

       "Yield" means for each Receivable Interest for any Fixed Period the result of:

                              AR x C x ED + LF
                              ----------------
                                    360

      where:

               AR       =     the Assignee Rate for such Receivable
                              Interest for such Fixed Period

               C        =     the  Capital  of  such  Receivable
                              Interest during such Fixed Period

               ED       =     the  actual number of  days  elapsed
                              during such Fixed Period

               LF       =     the Liquidation Fee, if any, for such
                              Receivable Interest for such Fixed Period;

provided that no provision of the Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided, further, that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

       Defined Terms Incorporated by Reference. Unless otherwise defined in the Agreement and subject to the modifications herein set forth, capitalized terms used in the Agreement or in any provisions of the Receivables Purchase Agreement incorporated in the Agreement by reference shall have the meanings given to them in the Receivables Purchase Agreement. Without limiting the foregoing, the defined terms "Credit and Collection Policy," "Seller Report" and "Collection Account Agreement" are hereby incorporated by reference together with the related Schedule II, Annex A and Annex B, respectively, of the Receivables Purchase Agreement. All references to the "Agent" and "Agreement" in provisions of the Receivables Purchase Agreement (including Exhibits and Schedules) incorporated in the Agreement by reference shall, without further reference, mean Societe Generale, as Agent under the Agreement and the Receivables Purchase Agreement, respectively. Furthermore, all references in such incorporated provisions to "Collections," "Contract," "Net Receivables Pool Balance," "Pool Receivable," "Receivable Interest," "Receivables Pool" and "Related Security" shall mean the Collections, a Contract, the Net Receivables Pool Balance, a Pool Receivable, a Receivable Interest, the Receivables Pool and the Related Security under the Agreement, respectively. To the extent any word or phrase is defined in the Agreement, any such word or phrase appearing in provisions so incorporated by reference from the Receivables Purchase Agreement shall have the meaning given to it in the Agreement. The incorporation by reference into the Agreement from the Receivables Purchase Agreement is for convenience only, and the Agreement and the Receivables Purchase Agreement shall at all times be, and be treated as, separate and distinct facilities. Incorporations by reference in the Agreement from the Receivables Purchase Agreement shall not be affected or impaired by any subsequent expiration or termination of the Receivables Purchase Agreement, nor by any amendment thereof or waiver thereunder unless the

Agent, as Agent for the Banks, shall have consented to such amendment or waiver in writing.

       Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such
Article 9.

                                 EXHIBIT II

                           CONDITIONS OF PURCHASES


       1. Conditions Precedent to Initial Purchase. The initial purchase of a Receivable Interest under the Agreement is subject to the conditions precedent that the conditions precedent to the initial purchase under the Receivables Purchase Agreement shall have been satisfied on or prior to the date of such purchase under the Agreement and that the Agent shall have received on or before the date of such purchase under the Agreement the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

            (a) Certified copies of the resolutions of the Board of Directors of the Seller approving the Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Agreement.

            (b) Certified copies of the resolutions of the Board of Directors of the Parent approving the Parent Undertaking Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Parent Undertaking Agreement.

           (c) A certificate of the Secretary or Assistant Secretary of the Seller certifying the names and true signatures of the officers of the Seller authorized to sign the Agreement and the other documents to be delivered by it hereunder.

           (d) A certificate of the Secretary or Assistant Secretary of the Parent certifying the names and true signatures of the officers thereof authorized to sign the Parent Undertaking Agreement.

            (e) Acknowledgment copies or time stamped receipt copies of proper financing statements, duly filed on or before the date of such initial purchase under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership interests contemplated by the Agreement.

            (f) Acknowledgment copies or time stamped receipt copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by the Seller.

            (g) Completed requests for information, dated on or before the date of such initial purchase, listing the financing statements referred to in subsection (e) above and all other effective financing statements filed in the jurisdictions referred to in subsection (e) above that name the Seller as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Contracts or Related Security).

            (h) A favorable opinion of Richard F. Cooper, Esq., in-house counsel for the Seller, substantially in the form of Annex C hereto and as to such other matters as the Agent may reasonably request.

            (i) A favorable opinion of Richard F. Cooper, Esq., in-house counsel for the Parent, substantially in the form of Annex F hereto and as to such other matters as the Agent may reasonably request.

           (j)   The Collection Agent Agreement.

           (k)   The fee agreement referred to in Section 1.05.

           (l)    The  Parent  Undertaking Agreements duly executed  by  the
     Parent.

           (m) Satisfactory results of a review and audit of the Seller's collection, operating and reporting systems, Credit and Collection Policy, historical receivables data and accounts.

           (n)   A copy of the executed Collection Account Agreement.

           (o)   A listing by invoice, on computer tape, of all Pool
     Receivables.

       2.   Conditions  Precedent to All Purchases and  Reinvestments.   Each
purchase (including the initial purchase) and each reinvestment shall be subject to the further conditions precedent that

       (a) in the case of each purchase, the Collection Agent shall have delivered to the Agent on or prior to such purchase in form and substance satisfactory to the Agent, a completed Seller Report as of the previous month end dated within three days prior to the date of such purchase together with a summary by invoice (and, if requested by the Agent, by Obligor) of all Pool Receivables and such additional information as may reasonably be requested by the Agent,

       (b) on the date of such purchase or reinvestment the following statements shall be true (and acceptance of the proceeds of such purchase or reinvestment shall be deemed a representation and warranty by the Seller that such statements are then true):

            (i) the representations and warranties contained in Exhibit III are correct on and as of the date of such purchase or reinvestment as though made on and as of such date,

            (ii) no event has occurred and is continuing, or would result from such purchase or reinvestment, that constitutes an Event of Termination or that would constitute an Event of Termination but for the requirement that notice be given or time elapse or both, and

            (iii) all of the Parent's long-term public debt securities, if any, and convertible preferred securities are rated Investment Grade; provided that if the Parent does not have any such rated securities outstanding, the Agent has determined, in its sole discretion, that if the Parent did have such securities, that they would receive at least such a rating, and

       (c) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.

                               EXHIBIT III

                       REPRESENTATIONS AND WARRANTIES


        Exhibit   III  of  the  Receivables  Purchase  Agreement  is   hereby
incorporated herein by reference, except that each reference therein to the "Investors" shall be deemed to be a reference to the Banks.

                                 EXHIBIT IV

                                  COVENANTS


      Exhibit IV of the Receivables Purchase Agreement is hereby incorporated herein by reference, except that each reference therein to the "Facility Termination Date" shall be deemed to be a reference to the Commitment Termination Date.

                                  EXHIBIT V

                            EVENTS OF TERMINATION


       Each of the "Events of Termination" set forth in Exhibit V of the Receivables Purchase Agreement is hereby incorporated by reference, except that the references in subsections (i) and (j) thereof to the "Alternate Receivables Purchase Agreement" shall be deemed to be references to the Receivables Purchase Agreement.

                         COLLECTION AGENT AGREEMENT


       COLLECTION AGENT AGREEMENT, dated as of March 2, 1994, between ABF Freight System, Inc., a Delaware corporation, individually (the "Seller") and as collection agent (the "Collection Agent"), and Societe Generale, a French banking corporation, acting through its United States branches or agencies (the "Agent").

                            W I T N E S S E T H:

       WHEREAS, the Seller and the Agent are parties to the Receivables Purchase Agreement, dated as of March 2, 1994, with Renaissance Asset Funding Corp. (the "Issuer") and to the Alternate Receivables Purchase Agreement, dated as of March 2, 1994, with Societe Generale (collectively, the "Agreements").

       WHEREAS, it is a condition precedent to the execution and delivery of the Agreements that the parties hereto enter into this Agreement.

       NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

       SECTION 1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Agreements.

        SECTION 2. Designation of Collection Agent. The servicing, administration and collection of the Pool Receivables shall be conducted by the Collection Agent so designated hereunder from time to time. Until the Agent gives notice to the Seller of the designation of a new Collection Agent, the Seller is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof and of each Agreement. The Agent at any time may designate as Collection Agent any Person (including the Agent) to succeed the Seller or any successor Collection Agent, if such Person shall consent and agree to the terms hereof.

The Agent shall notify Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. and Standard & Poor's Corporation of the designation of a new Collection Agent. The Collection Agent may, with the prior consent of the Agent, subcontract with any other Person for the servicing, administration or collection of the Pool Receivables. Any such subcontract shall not affect the Collection Agent's liability for performance of its duties and obligations pursuant to the terms hereof.

       SECTION 3. Duties of Collection Agent. The Collection Agent shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Seller and the Agent hereby appoint the Collection Agent, from time to time designated pursuant to Section 1 hereof, as agent for themselves, for the Banks and for the Investors to enforce their respective rights and interests in the Pool Receivables, the Related Security and the related Contracts.

            (b) The Collection Agent shall administer the Collections in accordance with the procedures described in Section 1.04 of each Agreement. The Collection Agent also shall perform the other obligations of the "Collection Agent" set forth in each Agreement.

            (c) If no Event of Termination or event that but for notice or lapse of time or both would constitute an Event of Termination shall have occurred and be continuing, the Seller, while it is the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Receivable as the Seller deems appropriate to maximize Collections thereof.

            (d) The Collection Agent shall hold in trust for the Seller and each Investor, in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Pool Receivables.
     At the request of the Agent, the Collection Agent shall mark conspicuously the Seller's copy of each invoice evidencing each Pool Receivable and the related Contract with a legend, acceptable to the Agent, evidencing that Receivable Interests therein have been sold and shall mark the Seller's master data processing records evidencing such Pool Receivables and related Contracts with such a legend.

           (e) The Collection Agent shall, as soon as practicable following receipt, turn over to the Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.

           (f) The Collection Agent shall, from time to time at the request of the Agent, furnish to the Agent (promptly after any such request) a calculation of the amounts set aside for the Investors and the Banks pursuant to Section 1.04 of the Agreements.

            (g) Prior to the 20th day of each month, the Collection Agent shall prepare and forward to the Agent (i) a Seller Report relating to the Receivable Interests outstanding on the last day of the immediately preceding month, and (ii) a summary of all Pool Receivables outstanding on such last day, together with an analysis of the aging of such Receivables.

        SECTION 4. Certain Rights of the Agent. The Agent is authorized at any time to date, and to deliver to the First National Bank of Fort Smith the Notice of Effectiveness provided for in the Collection Account Agreement. The Seller hereby transfers to the Agent, effective when the Agent delivers such Notice of Effectiveness, the exclusive ownership and control of the Collection Account. The Seller shall take any actions reasonably requested by the Agent to effect such transfer. Upon the delivery of such Notice of Effectiveness, the Agent shall hold in trust for the Seller all amounts in the Collection Account which do not represent Collections of Receivables. All such amounts held in trust for the Seller may, at the request of the Seller, be utilized to pay the general operating expenses of the Seller. All amounts which represent Collections of Receivables may, in accordance with the Agreements, be deposited into the Investor Account or the Agent's Account, pro rata in accordance with outstanding Capital, as the Agent may determine.

           (b)   At any time:

                 (I) The Agent may direct the Obligors of Pool Receivables that all payments thereunder be made directly to the Agent or its designee.

                (ii) At the Agent's request and at the Seller's expense, the Seller shall notify each Obligor of Pool Receivables of the ownership of Receivable Interests under the Agreements and direct that payments be made directly to the Agent or its designee.

                 (iii) At the Agent's request and at the Seller's expense, the Seller shall (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Pool Receivables, and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Pool Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Agent and, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Agent or its designee.

                 (iv) The Seller authorizes the Agent to take any and all steps in the Seller's name and on behalf of the Seller that are necessary or desirable, in the determination of the Agent, to collect amounts due under the Pool Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections of Pool Receivables and enforcing the Pool Receivables and the Related Security and related Contracts.

       SECTION 5. Further Assurances. The Seller agrees from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or more fully evidence the Receivable Interests purchased under the Agreements, or to enable the Investors, the Banks or the Agent to exercise and enforce their respective rights and remedies hereunder or under the Agreements. Without limiting the foregoing, the Seller will, upon the request of the Agent, execute and file such financing or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Agent may reasonably request, to perfect, protect or evidence such Receivable Interests.

            (b)    The  Seller  authorizes the Agent to  file  UCC  financing continuation statements, and assignments thereof, relating to the Pool Receivables and the Related Security, the related Contracts and the Collections with respect thereto without the signature of the Seller where permitted by law. A photocopy or other reproduction of the applicable Agreement and this Agreement shall be sufficient as a financing statement where permitted by law.

      SECTION 6. Collection Agent Fee. The Collection Agent shall be paid a collection agent fee of 1/4 of 1% per annum on the average daily Outstanding Balance of Pool Receivables relating to each Receivable Interest, from the date of purchase of such Receivable Interest until the later of the Termination Date for such Receivable Interest or the date on which such Capital is reduced to zero, payable on the last day of each Settlement Period for such Receivable Interest. Upon three Business Days' notice to the Agent, the Collection Agent (if not the Seller or its designee) may elect to be paid, as such fee, another percentage per annum on the average daily Capital of such Receivable Interest, but in no event in excess for all Receivable
Interests relating to a single Receivables Pool of 110% of the reasonable costs and expenses of the Collection Agent in administering and collecting the Receivables in such Receivables Pool. The collection agent fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, Section 1.04 of each Agreement.

       SECTION 7. Rights and Remedies. If the Collection Agent fails to perform any of its obligations hereunder or under the Agreements, the Agent may (but shall not be required to) itself perform, or cause performance of, such obligation; and the Agent's costs and expenses incurred in connection therewith shall be payable by the Seller (if the Collection Agent that fails to so perform is the Seller or its designee).

           (b) The exercise by the Agent on behalf of the Investors and the Banks of their rights hereunder and under the Agreements shall not release the Collection Agent or the Seller from any of their duties or obligations with respect to any Pool Receivables or under the related Contracts. Neither the Agent, the Banks nor the Investors shall have any obligation or liability with respect to any Pool Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of the Seller thereunder.

           (c) The Seller shall perform its obligations under the Contracts related to the Pool Receivables to the same extent as if Receivable Interests had not been sold.

             (d) The Investors and the Banks shall be third party beneficiaries of this Agreement.

       SECTION 8. Term of Agreement. The term of this Agreement shall be coterminous with the Agreements unless earlier terminated upon notice by any party hereto. Upon termination of this Agreement, the Collection Agent shall remit all funds then held by it to the parties as required by Section 1.04 of the Agreements.

       SECTION 9. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

       SECTION 10. Amendments. The provisions of this Agreement may be supplemented, modified or amended only by written instrument signed on behalf of the parties hereto by their duly authorized officers; provided, however, that no material amendment of this Agreement shall be effective unless a written statement is obtained from Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. and Standard & Poor's Corporation that the rating of the Issuer's commercial paper notes will not be downgraded or withdrawn solely as a result of such amendment.

      SECTION 11. Waivers, Consents and Approvals. No party hereto shall be deemed to have consented to, approved or waived any matter under this Agreement, unless any purported consent, approval or waiver is expressly set forth in writing and signed by the party giving the consent, approval or waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof with the exercise of any other right or be construed as a waiver to or of any other breach of the same or any other covenant, condition or duty.

       SECTION 12. Notices, Etc. Except when telephone communications are expressly authorized in this Agreement, all demands, notices and communications hereunder shall be in writing (which shall include facsimile transmission), shall be personally delivered, express couriered, electronically transmitted (in which case a hard copy shall also be sent by regular mail) or mailed by registered or certified mail to each party hereto at its address set forth under its name on the signature pages hereof or at such other address as shall be specified in a notice furnished hereunder. Notices and communications by facsimile shall be effective when sent and notices and communications sent by other means shall be effective when received.

      SECTION 13. Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

       SECTION 14. No Third Party Rights. Nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any person, firm or corporation, other than the parties hereto or as specified in
Section 7(d), any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

       SECTION  15.   Assignability.   This  Agreement  and  the  rights  and
obligations hereunder may not be assigned by the Seller or the Collection Agent without the prior written consent of the Agent.

       SECTION 16. Severability. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect and, if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

       SECTION 17. No Proceedings. The Seller, the Collection Agent and the Agent each hereby agree that it shall not institute against, or join any other person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by the Issuer is paid.

       SECTION 18. Governing Law. This agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:           ABF FREIGHT SYSTEM, INC.,
               Individually and as Collection Agent



               By _______________________________
                  Name:
                  Title:

               1000 South 21st Street
               Fort Smith, Arkansas  72901
               Attention:  General Counsel
               Tel. No:  (501) 785-6130
               Facsimile No:  (501) 785-6124

AGENT:            SOCIETE GENERALE



               By________________________________
                  Name:
                  Title:



               By________________________________
                  Name:
                  Title:

               181 West Madison Street, Suite 3400
               Chicago, IL  60602
               Attention:  Migdalia Lagoa
               Tel No:  (312) 578-5058
               Facsimile No: (312) 578-5099

                        COLLECTION ACCOUNT AGREEMENT


                                 March 2, 1994


First National Bank
  of Fort Smith
Sixth and Garrison Avenue
Fort Smith, Arkansas  72901


      Re:   ABF Freight System, Inc.
         Account No. 1002155

Ladies and Gentlemen:

       ABF Freight System, Inc. (the "Assignor") hereby notifies you that in connection with certain transactions involving the Assignor's accounts receivables, the Assignor will transfer exclusive ownership and control of its account no. 1002155 maintained with you (the "Collection Account") to Societe Generale as agent (the "Agent"). This transfer will become effective upon your receipt of a notice of effectiveness, substantially in the form attached hereto as Attachment 1 (the "Notice of Effectiveness"), which shall be delivered via facsimile transmission to your attention.

       In connection with the foregoing, the Assignor and the Agent hereby instruct you, beginning on the date of receipt of the Notice of Effectiveness to transfer all funds deposited in the Collection Account pursuant to instructions given to you by the Agent from time to time.

      You are hereby further instructed: (i) that unless and until the Agent notifies you to the contrary, you shall make such transfers from the Collection Account at such times and in such manner as the Assignor, in its capacity as servicer for the Agent, shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (ii) to permit the Assignor (in its capacity as servicer for the

Agent) and the Agent to obtain upon request any information relating to the Collection Account, including, without limitation, any information regarding the balance of activity or the Collection Account.

       The Assignor also hereby notifies you that, beginning on the date of receipt by facsimile of the Notice of Effectiveness from the Agent, notwithstanding anything herein or elsewhere to the contrary, the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Collection Account, including, without limitation, the right to specify when payments are to be made out of the Collection Account. The Agent acts as agent for persons having a continuing interest in all of the checks and their proceeds and all monies and earnings, if any, thereon in the Collection Account, and you shall be the Agent's agent for the purpose of holding such property. The funds deposited into the Collection Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Agent (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Collection Account, and (ii) the face amount of any checks returned unpaid because of uncollected or insufficient funds).

       This Agreement may not be terminated at any time by the Assignor or you, without the prior written consent of the Agent. Neither this Agreement nor any provision hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Agent and the Assignor.

       You shall not assign or transfer your rights or obligations hereunder (other than to the Agent) without the prior written consent of the Agent and the Assignor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by, the Agent, each of the parties hereto and their respective successors and assigns.

       You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to so sign.

       You agree to give the Agent and the Assignor prompt notice if the Collection Account becomes subject to any writ, judgment, warrant of attachment, execution or similar process.

       Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be (a) personally served, (b) sent by courier service, (c) telecopied or (d) sent by United States mail and shall be deemed to have been given when (i) delivered in person, (ii) delivered by courier service, (iii) upon receipt of the telecopy or (iv) three Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, (x) the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Agent, and (y) the address of Societe Generale shall be 181 West Madison Street, Suite 3400, Chicago, Illinois 60602, facsimile: (312) 578-5099, Attn:
Migdalia Lagoa or at such other address as may be designated by the Agent in a written notice to each of the parties hereto.

       Please agree to the terms of, and acknowledge receipt of, this Agreement by signing in the space provided below.

                  Very truly yours,

                  ABF FREIGHT SYSTEM, INC.


                  By:
                  Name:
                  Title:

                  1000 South 21st Street
                  Fort Smith, Arkansas  72901
                  Attention:  General Counsel
                  Tel. No:  (501) 785-6130
                  Facsimile No:  (501) 785-6124

ACKNOWLEDGED AND AGREED:
FIRST NATIONAL BANK OF FORT SMITH

By:
Title:
Date:

Address: Sixth and Garrison Avenue
      Fort Smith, Arkansas  72901
Attention:  Mont Echols, Executive Vice President
Facsimile No.:  (501) 782-8856

                                                                 ATTACHMENT 1
                                                 COLLECTION ACCOUNT AGREEMENT



                           NOTICE OF EFFECTIVENESS



VIA FACSIMILE TRANSMISSION

TO:         First National Bank of Fort Smith
DATED:      [Date]
ATTENTION:

      Re:   Account No. 1002155

Gentlemen:

       Pursuant to the Collection Account Agreement between ABF Freight System, Inc. and you, dated as of March 2, 1994 (the "Agreement"), we hereby give you notice that the transfers of the above-referenced Collection Account, as described in the Agreement, are effective as of the date hereof. You are hereby instructed to comply immediately with the instructions set forth in the Agreement and, until we notify you to the contrary, to transfer all funds deposited in the Collection Account to account number ________ at
______________________________.

                     SOCIETE GENERALE
                       as Agent


                     By:
                     Name:
                     Title:

ACKNOWLEDGED AND AGREED:
FIRST NATIONAL BANK OF FORT SMITH

By:
Title:
Date:

Address: Sixth and Garrison Avenue
      Fort Smith, Arkansas  72901
Attention:  Mont Echols, Executive Vice President
Facsimile No.:  (501) 782-8856

                  PARENT UNDERTAKING AGREEMENT

      AGREEMENT, dated as of March 2, 1994, made by Arkansas Best
Corporation, a corporation organized and existing under the laws of Delaware (the "Parent"), in favor of Renaissance Asset Funding Corp. (the "Issuer"), a Delaware corporation, and Societe Generale as agent (the "Agent") for the Investors.

      PRELIMINARY STATEMENTS:

      (1) The Issuer and the Agent have entered into a Receivables Purchase Agreement, dated as of March 2, 1994 (such agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Receivables Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined) with ABF Freight System, Inc., a corporation organized and existing under the laws of Delaware (the "Seller").

      (2) It is a condition precedent to the making of purchases of Receivable Interests by the Issuer under the Receivables Agreement that the Parent, as beneficial owner of one hundred percent of the outstanding shares of stock of the Seller, shall have executed and delivered this Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Issuer to make purchases under the Receivables Agreement, the Parent hereby agrees as follows:

      SECTION 1. Unconditional Undertaking. (a) The Parent hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Agent (and the parties for whom it acts as agent) to cause the due and punctual performance and observance by the Seller and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Seller (whether as Seller, Collection Agent or otherwise) to be performed or observed under the Receivables Agreement, Collection Agent Agreement or any document delivered in connection with the Receivables Agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of the Seller now or hereafter existing under the Receivables Agreement, whether for indemnification payments, fees, expenses or similar obligations (all of the foregoing being the "Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent (and the parties for whom they act as agent) in enforcing any rights under this Agreement.

      (b) In the event that the Seller shall fail in any manner whatsoever to perform or observe any of the Obligations when the same shall be required to be performed or observed under the Receivables Agreement or any such other document, then the Parent will duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Obligations, and it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that the Agent shall have first made any request of or demand upon or given any notice to the Parent or to the Seller or their respective successors or assigns, or have instituted any action or proceeding against the Parent or the Seller or their respective successors or assigns in respect thereof.

      SECTION 2. Obligation Absolute. The Parent undertakes that the Obligations will be performed or paid strictly in accordance with the terms of the Receivables Agreement and any other document delivered in connection with the Receivables Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Investors with respect thereto. The obligations of the Parent under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Agreement, irrespective of whether any action is brought against the Seller or whether the Seller is joined in any such action or actions. The liability of the Parent under this Agreement shall be absolute and unconditional irrespective of:

        (i) any lack of validity or enforceability of the Receivables Agreement or any other agreement or instrument relating thereto;

        (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Receivables Agreement or any other agreement or instrument relating thereto, including, without limitation, any increase in the Obligations resulting from additional purchases of Receivable Interests or otherwise;

        (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

        (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Seller or any of its subsidiaries;

        (v) any change, restructuring or termination of the corporate structure or existence of the Seller or any of its subsidiaries; or

        (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Seller or a guarantor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Investor upon the insolvency, bankruptcy or reorganization of the Seller or otherwise, all as though payment had not been made.

      SECTION 3. Waiver. The Parent hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Agent or any Investor protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Seller or any other person or entity or any collateral.

      SECTION 4. Subrogation. The Parent will not exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment or performance made hereunder or otherwise, until all the Obligations and all other amounts payable under this Agreement shall have been paid and performed in full and the Facility Termination Date shall have occurred. If any amount shall be paid to the Parent on account of such subrogation rights at any time prior to the later of (x) the payment and performance in full of the Obligations and the payment of all other amounts payable under this Agreement and (y) the Facility Termination Date, such amount shall be held in trust for the benefit of the Agent and the Investors and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Receivables Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Parent shall make payment to the Agent or the Investors of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Agreement shall be paid and performed in full and (iii) the Facility Termination Date shall have occurred, the Agent and the Investors will, at the Parent's request, execute and deliver to the Parent appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Parent of an interest in the Obligations resulting from such payment by the Parent.

      SECTION 5. Representations and Warranties. The Parent represents and warrants as follows:

      (a) The Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

      (b) The execution, delivery and performance by the Parent of this Agreement are within the Parent's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the charter, articles of incorporation or by-laws of the Parent or (ii) law or any contractual restriction binding on or affecting the Parent.

      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Parent of this Agreement.

      (d) This Agreement is the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law).

      (e) The consolidated financial statements of the Parent as of December 31, 1992 and for the fiscal year then ended, copies of which have been furnished to the Agent, fairly present the financial condition of the Parent on a consolidated basis as at such date and its results of operations on a consolidated basis for the period covered, all in accordance with generally accepted accounting principles consistently applied (except as stated in the notes thereto), and since such date there has been no material adverse change in such financial condition or results of operations on a consolidated basis.

      (f) There is no pending threatened action or proceeding affecting the Parent before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Parent or the ability of the Parent to perform its obligations under this Agreement or which purports to affect the legality, validity or enforceability of this Agreement.

      (g) Each information, financial statement, document, book, record or report furnished or to be furnished at any time by the Parent to the Agent or any Investor in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent or such Investor, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

      (h) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

      (i) The Parent is the direct or indirect beneficial owner of all of the issued and outstanding shares of each class of the capital stock of the Seller and all such shares of capital stock have been duly authorized and issued and are fully paid and nonassessable.

      (j) The obligations of the Parent under this Agreement do rank and will rank at least pari passu in priority of payment and in all other respects with all other unsecured Debt of the Parent.

      SECTION 6. Covenants. The Parent covenants and agrees that, until the latest of the Facility Termination Date, the date on which no Capital of any Receivable Interest shall be outstanding or the date all other amounts owed by the Seller under the Receivables Agreement to the Investors or the Agent are paid in full, the Parent will, unless the Agent shall otherwise consent in writing:

        (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties.

        (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each relevant jurisdiction, except to the extent that the failure so to preserve and maintain such existence, rights, franchises, privileges and qualification would not materially adversely affect the interests of the Investors or the Agent hereunder, or the ability of the Parent to perform its obligations hereunder.

        (c)   Reporting Requirements.  Furnish to the Agent:

                (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of the Parent, a copy of the Parent's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission certified by the chief financial officer of the Parent;

                (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Parent, a copy of the Parent's annual report on Form 10-K for such year for the Parent and its subsidiaries, containing financial statements for such year audited by Ernst & Young or other independent public accountants acceptable to the Agent;

                (iii) as soon as possible and in any event within five days after the occurrence of each Event of Termination and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Termination, a statement of the chief financial officer of the Parent setting forth details of such Event of Termination or event and the action that the Parent has taken and proposes to take with respect thereto;

                (iv) promptly after the sending or filing thereof, copies of all reports which the Parent sends to any of its security holders, and copies of all reports and registration statements which the Parent files with the Securities and Exchange Commission or any national securities exchange;

                (v) promptly after the filing or receiving thereof, copies of all reports and notices, if any, which the Parent or any subsidiary files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Parent or any subsidiary receives from any of the foregoing or from any multiemployer plan (within the meaning of

             Section 4001(a)(3) of ERISA) to which the Seller or any subsidiary is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such subsidiary in excess of $1,000,000; and

                (vi) such other information, documents, records or reports respecting the condition or operations, financial or otherwise, of the Parent or any of its subsidiaries as the Agent may from time to time reasonably request.

      (d) Stock Ownership. Be the registered and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of the Seller.

      SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Parent herefrom, shall in any event be effective unless the same shall be in writing and signed by the Parent (only with respect to amendments) and the Agent, as agent for the Investors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 8. Addresses for Notices. All notices and other communications hereunder shall be in writing (which shall include facsimile communication), shall be personally delivered, express couriered, electronically transmitted (in which case a hard copy shall also be sent by regular mail) or mailed by registered or certified mail, if to the Agent, at the following address: Societe Generale, 181 West Madison Street, Suite 3400, Chicago, Illinois 60602, Facsimile: (312) 578-5099, Attention: Migdalia Lagoa and if to the Parent, at the address set forth under its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Notices and communications by facsimile shall be effective when sent, and notices and communications sent by other means shall be effective when received.

      SECTION 9. No Waiver; Remedies. No failure on the part of the Agent or any Investor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 10. Continuing Agreement; Assignments under the Receivables Agreement. This Agreement is a continuing agreement and shall

        (i) remain in full force and effect until the later of (x) the payment and performance in full of the Obligations and the payment of all other amounts payable under this Agreement and (y) the Facility Termination Date,

        (ii) be binding upon the Parent, its successors and assigns, and

        (iii) inure to the benefit of, and be enforceable by, the Agent, the Investors and their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (iii), any Investor may assign all or any of its interest in Receivable Interests under the Receivables Agreement to any assignee permitted under the Receivables Agreement, and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such Investor herein or otherwise.

      SECTION 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to the conflicts of laws principles thereof.

      IN WITNESS WHEREOF, the Parent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



               ARKANSAS BEST CORPORATION



               By:__________________________________
                  Name:
                  Title:
                  Address: 1000 South 21st Street
                        Fort Smith, Arkansas  72901
                        Attention:  General Counsel
                        Facsimile: (501) 785-6124

                        PARENT UNDERTAKING AGREEMENT

        AGREEMENT, dated as of March 2, 1994, made by Arkansas Best Corporation, a corporation organized and existing under the laws of Delaware (the "Parent"), in favor of Societe Generale, as agent (the "Agent") for the Banks.

      PRELIMINARY STATEMENTS:

       (1) The Agent has entered into an Alternate Receivables Purchase Agreement, dated as of March 2, 1994 (such agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Alternate Receivables Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined) with ABF Freight System, Inc., a corporation organized and existing under the laws of Delaware (the "Seller").

       (2) It is a condition precedent to the making of purchases of Receivable Interests by the Banks under the Alternate Receivables Agreement that the Parent, as beneficial owner of one hundred percent of the outstanding shares of stock of the Seller, shall have executed and delivered this Agreement.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Issuer to make purchases under the Alternate Receivables Agreement, the Parent hereby agrees as follows:

        SECTION  1.   Unconditional  Undertaking.   (a)  The  Parent   hereby
unconditionally and irrevocably undertakes and agrees with and for the benefit of the Agent (and the parties for whom it acts as agent) to cause the due and punctual performance and observance by the Seller and its successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Seller (whether as Seller, Collection Agent or otherwise) to be performed or observed under the Alternate Receivables Agreement, Receivables Purchase Agreement, Collection Agent Agreement or any document delivered in connection with the Alternate Receivables Agreement in accordance with the terms thereof, including the punctual payment when due of all obligations of the Seller now or hereafter existing under the Alternate

Receivables Agreement, whether for indemnification payments, fees, expenses or similar obligations (all of the foregoing being the "Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent (and the parties for whom they act as agent) in enforcing any rights under this Agreement.

       (b) In the event that the Seller shall fail in any manner whatsoever to perform or observe any of the Obligations when the same shall be required to be performed or observed under the Alternate Receivables Agreement or any such other document, then the Parent will duly and punctually perform or observe, or cause to be duly and punctually performed or observed, such Obligations, and it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any Obligation (or to cause the same to be performed or observed) that the Agent shall have first made any request of or demand upon or given any notice to the Parent or to the Seller or their respective successors or assigns, or have instituted any action or proceeding against the Parent or the Seller or their respective successors or assigns in respect thereof.

       SECTION 2. Obligation Absolute. The Parent undertakes that the Obligations will be performed or paid strictly in accordance with the terms of the Alternate Receivables Agreement and any other document delivered in connection with the Alternate Receivables Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Banks with respect thereto. The obligations of the Parent under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Parent to enforce this Agreement, irrespective of whether any action is brought against the Seller or whether the Seller is joined in any such action or actions. The liability of the Parent under this Agreement shall be absolute and unconditional irrespective of:

         (i) any lack of validity or enforceability of the Alternate Receivables Agreement or any other agreement or instrument relating thereto;

         (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Alternate Receivables Agreement or any other agreement or instrument relating thereto, including, without limitation, any increase in the Obligations resulting from additional purchases of Receivable Interests or otherwise;

         (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

         (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Seller or any of its subsidiaries;

         (v) any change, restructuring or termination of the corporate structure or existence of the Seller or any of its subsidiaries; or

         (vi) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Seller or a guarantor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Seller or otherwise, all as though payment had not been made.

       SECTION 3. Waiver. The Parent hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Seller or any other person or entity or any collateral.

      SECTION 4. Subrogation. The Parent will not exercise any rights which it may acquire by way of subrogation under this Agreement, by any payment or performance made hereunder or otherwise, until all the Obligations and all other amounts payable under this Agreement shall have been paid and performed in full and the Commitment Termination Date shall have occurred. If any amount shall be paid to the Parent on account of such subrogation rights at any time prior to the later of (x) the payment and performance in full of the Obligations and the payment of all other amounts payable under this Agreement and (y) the Commitment Termination Date, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Alternate Receivables Agreement or to be held by the Agent as collateral security for any Obligations thereafter existing. If (i) the Parent shall make payment to the Agent or the Banks of all or any part of the Obligations, (ii) all the Obligations and all other amounts payable under this Agreement shall be paid and performed in full and (iii) the Commitment Termination Date shall have occurred, the Agent and the Banks will, at the Parent's request, execute and deliver to the Parent appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Parent of an interest in the Obligations resulting from such payment by the Parent.

       SECTION 5. Representations and Warranties. The Parent represents and warrants as follows:

       (a) The Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

       (b) The execution, delivery and performance by the Parent of this Agreement are within the Parent's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the charter, articles of incorporation or by-laws of the Parent or (ii) law or any contractual restriction binding on or affecting the Parent.

      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Parent of this Agreement.

       (d) This Agreement is the legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting creditors' rights generally and to general principles of equity (whether considered in a proceeding in equity or at law).

       (e) The consolidated financial statements of the Parent as of December 31, 1992 and for the fiscal year then ended, copies of which have been furnished to the Agent, fairly present the financial condition of the Parent on a consolidated basis as at such date and its results of operations on a consolidated basis for the period covered, all in accordance with generally accepted accounting principles consistently applied (except as stated in the notes thereto), and since such date there has been no material adverse change in such financial condition or results of operations on a consolidated basis.

      (f) There is no pending threatened action or proceeding affecting the Parent before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of the Parent or the ability of the Parent to perform its obligations under this Agreement or which purports to affect the legality, validity or enforceability of this Agreement.

       (g) Each information, financial statement, document, book, record or report furnished or to be furnished at any time by the Parent to the Agent or any Bank in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent or such Bank, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

       (h) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

       (i) The Parent is the direct or indirect beneficial owner of all of the issued and outstanding shares of each class of the capital stock of the Seller and all such shares of capital stock have been duly authorized and issued and are fully paid and nonassessable.

       (j) The obligations of the Parent under this Agreement do rank and will rank at least pari passu in priority of payment and in all other respects with all other unsecured Debt of the Parent.

      SECTION 6. Covenants. The Parent covenants and agrees that, until the latest of the Commitment Termination Date, the date on which no Capital of any Receivable Interest shall be outstanding or the date all other amounts owed by the Seller under the Alternate Receivables Agreement to the Banks or the Agent are paid in full, the Parent will, unless the Agent shall otherwise consent in writing:

         (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties.

        (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each relevant jurisdiction, except to the extent that the failure so to preserve and maintain such existence, rights, franchises, privileges and qualification would not materially adversely affect the interests of the Bank or the Agent hereunder, or the ability of the Parent to perform its obligations hereunder.

        (c)   Reporting Requirements.  Furnish to the Agent:

             (i) as soon as available and in any event within 45 days after the end of the first three quarters of each fiscal year of the Parent, a copy of the Parent's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission certified by the chief financial officer of the Parent;

             (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Parent, a copy of the Parent's annual report on Form 10-K for such year for the Parent and its subsidiaries, containing financial statements for such year audited by Ernst & Young or other independent public accountants acceptable to the Agent;

              (iii) as soon as possible and in any event within five days after the occurrence of each Event of Termination and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Termination, a statement of the chief financial officer of the Parent setting forth details of such Event of Termination or event and the action that the Parent has taken and proposes to take with respect thereto;

              (iv) promptly after the sending or filing thereof, copies of all reports which the Parent sends to any of its security holders, and copies of all reports and registration statements which the Parent files with the Securities and Exchange Commission or any national securities exchange;

              (v) promptly after the filing or receiving thereof, copies of all reports and notices, if any, which the Parent or any subsidiary files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Parent or any subsidiary receives from any of the foregoing or from any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Seller or any subsidiary is or was, within the preceding five years, a contributing employer, in each case in respect of the assessment of withdrawal liability or an event or condition which could, in the aggregate, result in the imposition of liability on the Seller and/or any such subsidiary in excess of $1,000,000; and

              (vi) such other information, documents, records or reports respecting the condition or operations, financial or otherwise, of the Parent or any of its subsidiaries as the Agent may from time to time reasonably request.

      (d) Stock Ownership. Be the registered and beneficial owner of all of the issued and outstanding shares of each class of the capital stock of the Seller.

       SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Parent herefrom, shall in any event be effective unless the same shall be in writing and signed by the Parent (only with respect to amendments) and the Agent, as agent for the Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 8. Addresses for Notices. All notices and other communications hereunder shall be in writing (which shall include facsimile communication), shall be personally delivered, express couriered, electronically transmitted (in which case a hard copy shall also be sent by regular mail) or mailed by registered or certified mail, if to the Agent, at the following address: Societe Generale, 181 West Madison Street, Suite 3400, Chicago, Illinois 60602, Facsimile: (312) 578-5099, Attention: Migdalia Lagoa and if to the Parent, at the address set forth under its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Notices and communications by facsimile shall be effective when sent, and notices and communications sent by other means shall be effective when received.

       SECTION 9. No Waiver; Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       SECTION 10. Continuing Agreement; Assignments under the Alternate Receivables Agreement. This Agreement is a continuing agreement and shall

         (i) remain in full force and effect until the later of (x) the payment and performance in full of the Obligations and the payment of all other amounts payable under this Agreement and (y) the Commitment Termination Date,

        (ii) be binding upon the Parent, its successors and assigns, and

         (iii) inure to the benefit of, and be enforceable by, the Agent, the Banks and their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (iii), any Bank may assign all or any of its interest in Receivable Interests under the Alternate Receivables Agreement to any assignee permitted under the Alternate Receivables Agreement, and such assignee shall thereupon become vested with all the benefits in respect thereof granted to such Investor herein or otherwise.

       SECTION 11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to the conflicts of laws principles thereof.

       IN WITNESS WHEREOF, the Parent has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



               ARKANSAS BEST CORPORATION



               By:__________________________________
                  Name:
                  Title:
                  Address: 1000 South 21st Street
                        Fort Smith, Arkansas  72901
                        Attention:  General Counsel
                        Facsimile: (501) 785-6124